Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x

:
In re:	:	Chapter 11
:
Orchard Supply Hardware Stores Corporation,	:	Case No. 13-11565 (CSS)
et al.,[1]	:
	:	(Jointly Administered)
Debtors.	:
x

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	Yes(1)
Certificates of Insurance:
Workers Compensation	Yes
Property	Yes
General Liability	Yes
Vehicle	Yes
Other: Crime	Yes
Other: Cyber Liability	Yes
Other: D&O	Yes
Other: Employed Lawyers Professional Liability	Yes
Other: Employment Practices Liability	Yes
Other: Excess Liability	Yes
Other: Executive Protection	Yes
Other: Fiduciary	Yes
Other: Non-Owned Aircraft	Yes
Other: Umbrella Liability	Yes
Identify areas of self-insurance w/liability caps
Evidence of Debtor in Possession Bank Accounts	Yes
Tax Escrow Account
General Operating Account
Money Market Account pursuant to Local Rule 4001-3. Refer to http://www.deb.uscourts.gov
Other: Bank Accounts Listed in Cash Management Motion Attached	Yes
Retainers Paid (Form IR-2)	Yes

[1]

The Debtors are the following three entities (the last four digits of their respective taxpayer identification numbers, if any, follow in parentheses): Orchard Supply Hardware Stores Corporation (4109), Orchard Supply Hardware LLC (3395) and OSH Properties LLC (3391). The mailing address of each of the Debtors, solely for purposes of notices and communications, is 6450 Via Del Oro, San Jose, California 95119.

Note:

(1)	See attached 9 week cash flow projection.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Orchard Supply Hardware Stores Corporation

July 2, 2013
Signature of Authorized Individual*	Date

Chris D. Newman	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

CASH FLOW PROJECTION

Orchard Supply Hardware

Weekly DIP Cash Flow

($ in 000’s)

	CH 11
	June			July				August
Week Ending	Week 1 Forecast 22-Jun	Week 2 Forecast 29-Jun	Week 3 Forecast 6-Jul	Week 4 Forecast 13-Jul	Week 5 Forecast 20-Jul	Week 6 Forecast 27-Jul	Week 7 Forecast 3-Aug	Week 8 Forecast 10-Aug	Week 9 Forecast 17-Aug	9 Weeks Forecast Total
I. Memo: Sales Comp	-7.0%	-6.3%	-5.8%	-1.9%	-2.0%	-2.5%	-2.0%	-2.4%	-2.5%	-4.1%
Memo: Store Count	91	83	83	83	83	81	81	82	82	82
II. Cash Flows
Sales Receipts	15,266	15,609	16,169	14,965	13,769	13,472	12,993	12,974	12,862	128,079
Sale of Closing Store Inventory	—	6,480	—	—	720	—	—	—	—	7,200
Credit Card Holdback	(800)	—	—	—	—	—	—	—	—	(800)

Subtotal	14,466	22,089	16,169	14,965	14,489	13,472	12,993	12,974	12,862	134,479
Operating Disbursements
Merchandise	6,253	7,167	5,443	5,760	5,539	5,731	5,828	5,205	6,014	52,940
Payroll and Benefits	4,885	140	4,885	1,250	4,413	140	4,413	140	5,282	25,549
Rent	—	—	4,362	—	—	—	4,362	—	—	8,724
Selling and Advertising	1,088	1,088	1,114	1,156	1,111	1,111	1,111	805	805	9,390
Sales Tax Remittance	—	7,350	—	—	—	—	5,675	—	—	13,025
Non Merchandise	799	1,726	1,865	1,059	1,088	1,093	1,705	1,059	1,222	11,618

Subtotal	13,025	17,471	17,670	9,226	12,151	8,074	23,095	7,209	13,324	121,246

Operating Cash Flow	1,441	4,617	(1,500)	5,738	2,338	5,397	(10,102)	5,765	(462)	13,233
Non-Operating Disbursements
Net CapEx	462	462	(138)	381	381	381	(252)	274	274	2,226
Interest - Term Loan, Revolver and L/C Fees	—	—	407	—	108	—	287	—	108	910
Facility Term Loan Amortization	—	—	479	—	—	—	—	—	—	479

Subtotal	462	462	748	381	489	381	35	274	381	3,615
Bankruptcy / Emergence Expenditures
Professional Fees	55	—	—	600	—	—	—	2,151	—	2,806
DIP Financing Fees	2,012	—	8	—	—	—	8	—	—	2,028
Utilities Deposit	600	—	—	—	—	—	—	—	—	600
Disbursement Account Reserve	2,000	—	—	—	—	—	—	—	—	2,000

Subtotal	4,667	—	8	600	—	—	8	2,151	—	7,434

Total Disbursements	18,155	17,934	18,426	10,208	12,640	8,456	23,138	9,634	13,706	132,296

Net Cash Flow	(3,688)	4,155	(2,257)	4,757	1,849	5,016	(10,145)	3,340	(843)	2,184

III. DIP Loan Balance
Beginning Revolver	107,150	100,350	96,150	99,229	93,729	91,829	86,829	97,229	93,629	107,150
Draw / (Pay Down)	1,700	(4,200)	3,079	(5,500)	(1,900)	(5,000)	10,400	(3,600)	1,100	(3,921)
DIP Term Loan Facility (Draw)	(6,000)	—	—	—	—	—	—	—	—	(6,000)
Bounced Checks	(2,500)	—	—	—	—	—	—	—	—	(2,500)

Ending Revolver	100,350	96,150	99,229	93,729	91,829	86,829	97,229	93,629	94,729	94,729
IV. Borrowing Base
Total Borrowing Base	165,796	153,383	151,279	149,031	148,279	148,037	147,945	143,032	143,016	143,016
Available Line Cap	164,849	164,572	164,085	163,773	163,671	163,630	163,635	162,835	162,852	162,852

Lesser of Borrowing Base or Available Line	164,849	153,383	151,279	149,031	148,279	148,037	147,945	143,032	143,016	143,016
Less: Letters of Credit Outstanding	(10,336)	(10,336)	(10,336)	(10,336)	(10,336)	(10,336)	(10,336)	(10,336)	(10,336)	(10,336)
Less: Current Balance Outstanding	(100,350)	(96,150)	(99,229)	(93,729)	(91,829)	(86,829)	(97,229)	(93,629)	(94,729)	(94,729)

Net Availability	54,164	46,897	41,714	44,966	46,114	50,872	40,380	39,068	37,952	37,952
Plus: DIP Term Loan Facility ($12M)	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000
Availability Subject to Availability Covenant	(14,000)	(14,000)	(14,000)	(14,000)	(8,000)	(8,000)	(8,000)	(8,000)	(8,000)	(8,000)

Availability After Block	46,164	38,897	33,714	36,966	44,114	48,872	38,380	37,068	35,952	35,952

CERTIFICATES OF INSURANCE

280253
CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY) 7/2/2013

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.
IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).
PRODUCER Commercial Lines - (650) 413-4200 Wells Fargo Insurance Services USA. Inc. - CA Lic#: 0D08408 959 Skyway Road San Carlos, CA 94070	CONTACT NAME:
	PHONE (A/C, No. Ext):		FAX (A/C, No):
	E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE		NAIC #
	INSURER A:	ACE American Insurance Company	22667
INSURED	INSURER B:	Federal Insurance Company	20281
Orchard Supply Hardware Stores Corporation	INSURER C:	National Union Fire Ins. Co. of Pittsburgh, PA	19445
6450 Via Del Oro	INSURER D:	XL Insurance America, Inc.	24554
	INSURER E:	U.S. Specialty Insurance Company	29599
San Jose CA 95119	INSURER F:	Catlin Insurance Company, Inc.	19518

COVERAGES	CERTIFICATE NUMBER: 6317929	REVISION NUMBER: See below

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
INSR LTR	TYPE OF INSURANCE			ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
A	GENERAL LIABILITY					XSLG25839924 SIR $250,000 applies to Each Occurance & Personal & Advertising Injury	02/01/2013	02/01/2014	EACH OCCURRENCE		$1,750,000
	☒ COMMERCIAL GENERAL LIABILITY ☐☐ CLAIMS-MADE ☒ OCCUR								DAMAGE TO RENTED PREMISES (Ea occurrence)		$100,000
	☐								MED EXP (Any one person)		$0
	☐								PERSONAL & ADV INJURY		$1,750,000
									GENERAL AGGREGATE		$5,000,000
	GEN’L AGGREGATE LIMIT APPLIES PER:								PRODUCTS - COMP/OP AGG		$5,000,000
	☐ POLICY ☐ PROJECT ☐ LOC									$
A	AUTOMOBILE LIABILITY ☒ ANY AUTO ☐ ALL OWNED AUTOS ☐ HIRED AUTO ☐	☐ ☐ ☐	SCHEDULED AUTOS NON-OWNED AUTOS			ISAH08684765	02/01/2013	02/01/2014	COMBINED SINGLE LIMIT (Ea accident)		$2,000,000
									BODILY INJURY (Per person)	$
									BODILY INJURY (Per accident)	$
									PROPERTY DAMAGE (Per accident)	$
B	☒ UMBRELLA LIAB ☐ EXCESS LIAB	☒ OCCUR ☐ CLAIMS- MADE								$
						93641898	02/01/2013	02/01/2014	EACH OCCURRENCE		$1,000,000
									AGGREGATE		$1,000,000
	☐ DED ☐ RETENTION $									$
A	WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY Y/N ANY PROPRIETOR/PARTNER/ ☐ EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under			N/A		WLRC47329747	02/01/2013	02/01/2014	☒ WC STATUTORY LIMITS ☐ OTHER
									E.L. EACH ACCIDENT		$1,000,000
									E.L. DISEASE - EA EMPLOYEE		$1,000,000
	DESCRIPTION OF OPERATIONS below								E.L. DISEASE - POLICY LIMIT		$1,000,000
C	Crime					035856016	07/27/2012	07/27/2013	$5,000,000 Deductible: $50,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required) RE: Evidence of Insurance.

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware Attn: Tiiara N. A. Patton 844 King Street, Suite, 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE

The ACORD name and logo are registered marks of ACORD © 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)

(This certificate replaces certificate# 6317917 issued on 7/2/2013)

CID: 280253	SID: 6317929
Certificate of Insurance (Con’t)

OTHER Coverage

INSR LTR	TYPE OF INSURANCE	ADDL INSR	WVD SUBR	POLICY NUMBER	EFFECTIVE DATE (MM/DD/YY)	EXPIRATION DATE (MM/DD/YY)	LIMIT
D	Excess Liability			US00044849LI13A	02/01/2013	02/01/2014	$25,000,000 Ea. Occ.

$25,000,000 Agg.

E	D&O			14MGU12A28374	12/28/2012	12/28/2013	$10,000,000

F	Non-Owned Aircraft Liability			NAN4017035	02/22/2013	02/22/2015	$5,000,000 Limit

$10,000 Med pay

Certificate of Insurance-Con’t

CID: 280253	SID: 6317929

Additional Remarks Schedule (Continued from Page 1)

Special Coverage-National Union Fire Insurance Company of Pittsburg, PA Policy #:49158745

Fiduciary Liability-National Union Fire Insurance Company of Pittsburg, PA Policy # 035850547

Crime-National Union Fire Insurance Company of Pittsburg, PA Policy #:035856016

Employed Lawyers Professional Liability-National Union Fire Insurance Company of Pittsburg, PA Policy# 061855661

D&O (Primary) HCC Policy #:14MGU12A28374

D&O (2nd layer) AIG Policy #:015805755

D&O (3rd layer) Axis Policy #:MSN764768012012

D&O (4th Layer) CNA Policy #:42564590

Employment Practices Liability (1st layer) HCC Policy#:14MG12A11405

Employment Practices Liability (2nd layer) Axis Policy#:MSN764767012012

**** In the event of cancellation, all carriers listed above have agreed to provide 30 days notice of cancellation to:

U.S. Department of Justice

Office of the United States Trustee

District of Delaware

844 King Street, Suite, 2207

Wilmington, DE 19801

Attn: Tiara N. A. Patton

Tiara.Patton@usdoj.gov

Additional Remarks Schedule-Con’t

NOTICE TO OTHERS ENDORSEMENT - SPECIFIC PARTIES

Named Insured Orchard Supply Hardware Stores Corporation			Endorsement Number 40 (Page 1 of 2)
Policy Symbol	Policy Number	Policy Period	Effective Date of Endorsement
XSL	G25839924	02/01/2013 to 02/01/2014	06/14/2013
Issued By (Name of Insurance Company) ACE American Insurance Company

Insert the policy number. The remainder of the information is to be completed only when this endorsement is issued subsequent to the preparation of the policy.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

A.	If we cancel the Policy prior to its expiration date by notice to you or the first Named insured for any reason other than nonpayment of premium, we will endeavor, as set out below, to send written notice of cancellation, via such electronic or other form of notification as we determine, to the persons or organizations listed in the schedule set out below (the “Schedule”). You or your representative must provide us with both the physical and e-mail address of such persons or organizations, and we will endeavor to utilize such e-mail address or physical address that you or your representative provided to us on the Schedule.

B.	We will endeavor to send or deliver such notice to the e-mail address or physical address corresponding to each person or organization indicated in the Schedule at least 30 days prior to the cancellation date applicable to the Policy.

C.	The notice referenced in this endorsement is intended only to be a courtesy notification to the person(s) or organization(s) named in the Schedule in the event of a pending cancellation of coverage. We have no legal obligation of any kind to any such person(s) or organization(s). Our failure to provide notification of cancellation to the person(s) or organization(s) shown in the Schedule shall impose no obligation or liability of any kind upon us, our agents, or our representatives, will not extend any Policy cancellation date, and will not negate any cancellation of the Policy.

D.	We are not responsible for verifying any information provided to us in any Schedule, nor are we responsible for any incorrect information that you or your representative provide to us.

E.	We may arrange with your representative to send such notice in the event of any such cancellation.

F.	You will cooperate with us in providing, or in causing your representative to provide, the e-mail address and physical address of the persons or organizations listed in the Schedule.

G.	This endorsement does not apply in the event that you cancel the Policy.

SCHEDULE

Name of Certificate Holder	E-Mail Address	Physical Address
U.S. Department of Justice Office of the United States Trustee District of Delaware	Tiiara.Patton@usdoj.gov	844 King Street, Suite 2207 Wilmington, DE 19801 Attn: Tiiara N. A. Patton

MS-22696 0613

NOTICE TO OTHERS ENDORSEMENT - SPECIFIC PARTIES

Named Insured Orchard Supply Hardware Stores Corporation			Endorsement Number 40 (Page 2 of 2)
Policy Symbol XSL	Policy Number G25839924	Policy Period 02/01/2013 to 02/01/2014	Effective Date of Endorsement 06/14/2013
Issued By (Name of Insurance Company) ACE American Insurance Company

Insert the policy number. The remainder of the information is to be completed only when this endorsement is issued subsequent to the preparation of the policy.

Name of Certificate Holder	E-Mail Address	Physical Address

All other terms and conditions of the Policy remain unchanged.

Authorized Representative

MS-22696 0613

NOTICE TO OTHERS ENDORSEMENT - SPECIFIC PARTIES

Named Insured Orchard Supply Hardware Stores Corporation			Endorsement Number 40 (Page 1 of 2)
Policy Symbol	Policy Number	Policy Period	Effective Date of Endorsement
ISA	H08684765	02/01/2013 to 02/01/2014	06/14/2013
Issued By (Name of Insurance Company) ACE American Insurance Company

Insert the policy number. The remainder of the information is to be completed only when this endorsement is issued subsequent to the preparation of the policy.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

A.	If we cancel the Policy prior to its expiration date by notice to you or the first Named insured for any reason other than nonpayment of premium, we will endeavor, as set out below, to send written notice of cancellation, via such electronic or other form of notification as we determine, to the persons or organizations listed in the schedule set out below (the “Schedule”). You or your representative must provide us with both the physical and e-mail address of such persons or organizations, and we will endeavor to utilize such e-mail address or physical address that you or your representative provided to us on the Schedule.

B.	We will endeavor to send or deliver such notice to the e-mail address or physical address corresponding to each person or organization indicated in the Schedule at least 30 days prior to the cancellation date applicable to the Policy.

C.	The notice referenced in this endorsement is intended only to be a courtesy notification to the person(s) or organization(s) named in the Schedule in the event of a pending cancellation of coverage. We have no legal obligation of any kind to any such person(s) or organization(s). Our failure to provide notification of cancellation to the person(s) or organization(s) shown in the Schedule shall impose no obligation or liability of any kind upon us, our agents, or our representatives, will not extend any Policy cancellation date, and will not negate any cancellation of the Policy.

D.	We are not responsible for verifying any information provided to us in any Schedule, nor are we responsible for any incorrect information that you or your representative provide to us.

E.	We may arrange with your representative to send such notice in the event of any such cancellation.

F.	You will cooperate with us in providing, or in causing your representative to provide, the e-mail address and physical address of the persons or organizations listed in the Schedule.

G.	This endorsement does not apply in the event that you cancel the Policy.

SCHEDULE

Name of Certificate Holder	E-Mail Address	Physical Address
U.S. Department of Justice Office of the United States Trustee District of Delaware	Tiiara.Patton@usdoj.gov	844 King Street, Suite 2207 Wilmington, DE 19801 Attn: Tiiara N. A. Patton

MS-22696 0613

NOTICE TO OTHERS ENDORSEMENT - SPECIFIC PARTIES

Named Insured Orchard Supply Hardware Stores Corporation			Endorsement Number 40 (Page 2 of 2)
Policy Symbol ISA	Policy Number H08684765	Policy Period 02/01/2013 to 02/01/2014	Effective Date of Endorsement 06/14/2013
Issued By (Name of Insurance Company) ACE American Insurance Company

Insert the policy number. The remainder of the Information is to be completed only when this endorsement is issued subsequent to the preparation of the policy.

Name of Certificate Holder	E-Mail Address	Physical Address

All other terms and conditions of the Policy remain unchanged.

Authorized Representative

MS-22696 0613

NOTICE TO OTHERS ENDORSEMENT - SPECIFIC PARTIES

Named Insured Orchard Supply Hardware Stores Corporation			Endorsement Number 40 (Page 1 of 2)
Policy Symbol	Policy Number	Policy Period	Effective Date of Endorsement
XSL	G25839924	02/01/2013 to 02/01/2014	06/14/2013
Issued By (Name of Insurance Company) ACE American Insurance Company

Insert the policy number. The remainder of the information is to be completed only when this endorsement is issued subsequent to the preparation of the policy.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

A.	If we cancel the Policy prior to its expiration date by notice to you or the first Named insured for any reason other than nonpayment of premium, we will endeavor, as set out below, to send written notice of cancellation, via such electronic or other form of notification as we determine, to the persons or organizations listed in the schedule set out below (the “Schedule”). You or your representative must provide us with both the physical and e-mail address of such persons or organizations, and we will endeavor to utilize such e-mail address or physical address that you or your representative provided to us on the Schedule.

B.	We will endeavor to send or deliver such notice to the e-mail address or physical address corresponding to each person or organization indicated in the Schedule at least 30 days prior to the cancellation date applicable to the Policy.

C.	The notice referenced in this endorsement is intended only to be a courtesy notification to the person(s) or organization(s) named in the Schedule in the event of a pending cancellation of coverage. We have no legal obligation of any kind to any such person(s) or organization(s). Our failure to provide notification of cancellation to the person(s) or organization(s) shown in the Schedule shall impose no obligation or liability of any kind upon us, our agents, or our representatives, will not extend any Policy cancellation date, and will not negate any cancellation of the Policy.

D.	We are not responsible for verifying any information provided to us in any Schedule, nor are we responsible for any incorrect information that you or your representative provide to us.

E.	We may arrange with your representative to send such notice in the event of any such cancellation.

F.	You will cooperate with us in providing, or in causing your representative to provide, the e-mail address and physical address of the persons or organizations listed in the Schedule.

G.	This endorsement does not apply in the event that you cancel the Policy.

SCHEDULE

Name of Certificate Holder	E-Mail Address	Physical Address
U.S. Department of Justice Office of the United States Trustee District of Delaware	Tiiara.Patton@usdoj.gov	844 King Street, Suite 2207 Wilmington, DE 19801 Attn: Tiiara N. A. Patton

MS-22696 0613

NOTICE TO OTHERS ENDORSEMENT - SPECIFIC PARTIES

Named Insured Orchard Supply Hardware Stores Corporation			Endorsement Number 40 (Page 2 of 2)
Policy Symbol	Policy Number	Policy Period	Effective Date of Endorsement
XSL	G25839924	02/01/2013 to 02/01/2014	06/14/2013
Issued By (Name of Insurance Company) ACE American Insurance Company

Insert the policy number. The remainder of the information is to be completed only when this endorsement is issued subsequent to the preparation of the policy.

Name of Certificate Holder	E-Mail Address	Physical Address

All other terms and conditions of the Policy remain unchanged.

Authorized Representative

MS-22696 0613

WORKERS’ COMPENSATION AND EMPLOYERS LIABILITY POLICY

Named Insured Orchard Supply Hardware Stores Corporation	Endorsement Number
Policy Number Symbol: WLR Number: C47329747
Policy Period 02/01/2013 TO 02/01/2014	Effective Date of Endorsement 06/14/2013
Issued By (Name of Insurance Company) ACE American Insurance Company
Insert the policy number. The remainder of the information is to be completed only when this endorsement is issued subsequent to the preparation of the policy.

NOTICE TO OTHERS ENDORSEMENT - SPECIFIC PARTIES

A.	If we cancel this Policy prior to its expiration date by notice to you or the first Named insured for any reason other than nonpayment of premium, we will endeavor, as set out below, to send written notice of cancellation, via such electronic or other form of notification as we determine, to the persons or organizations listed in the schedule set out below (the “Schedule”). You or your representative must provide us with both the physical and e-mail address of such persons or organizations, and we will utilize such e-mail address or physical address that you or your representative provided to us on such Schedule.

B.	We will endeavor to send or deliver such notice to the e-mail address or physical address corresponding to each person or organization indicated in the Schedule at least 30 days prior to the cancellation date applicable to the Policy.

C.	The notice referenced in this endorsement is intended only to be a courtesy notification to the person(s) or organization(s) named in the Schedule in the event of a pending cancellation of coverage. We have no legal obligation of any kind to any such person(s) or organization(s). Our failure to provide advance notification of cancellation to the person(s) or organization(s) shown in the Schedule shall impose no obligation or liability of any kind upon us, our agents or representatives, will not extend any Policy cancellation date and will not negate any cancellation of the Policy.

D.	We are not responsible for verifying any information provided to us in any Schedule, nor are we responsible for any incorrect information that you or your representative provide to us. If you or your representative does not provide us with the information necessary to complete the Schedule, we have no responsibility for taking any action under this endorsement. In addition, if neither you nor your representative provides us with e-mail and physical address information with respect to a particular person or organization, then we shall have no responsibility for taking action with regard to such person or entity under this endorsement.

E.	We may arrange with your representative to send such notice in the event of any such cancellation.

F.	You will cooperate with us in providing, or in causing your representative to provide, the e-mail address and physical address of the persons or organizations listed in the Schedule.

G.	This endorsement does not apply in the event that you cancel the Policy.

SCHEDULE

Name of Certificate Holder	E-Mail Address	Physical Address
U.S. Department of Justice Office of the United States Trustee District of Delaware	Tiiara.Patton@usdoj.gov	844 King Street, Suite 2207 Wilmington, DE 19801 Attn: Tiiara N. A. Patton

WC 99 03 71 (01/11)	Page 1 of 2

Name of Certificate Holder	E-Mail Address	Physical Address

All other terms and conditions of this Policy remain unchanged.

Authorized Representative

WC 99 03 71 (01/11)	Page 2 of 2

Chubb Commercial Excess And Umbrella Insurance

Premium Bill

Policy Period	FEBRUARY 01, 2013	To FEBRUARY 01, 2014

Effective Date	June 28, 2013

Policy Number	9364-18-98

Insured	ORCHARD SUPPLY HARDWARE STORES CORPORATION

Name of Company	FEDERAL INSURANCE COMPANY

Date Issued	June 28, 2013

Producer	WELLS FARGO INSURANCE SERVICES USA, INC.(PLE)

THIS BILLING IS TO BE ATTACHED TO AND FORM A PART OF THE POLICY

PLEASE SEND PAYMENT TO AGENT OR BROKER, IF APPLICABLE

Coverage	Commission Rate	Premium
ADDITIONAL PREMIUM	0.00%	$0.00

Add form 07-02-2472

Total		$0.00

Portion of total premium attributable for Terrorism and statutory standard fire where applicable is:

$ 0.00

	Reference Copy	last page
Form 07-10-0542 (Ed. 10-06)	Premium Bill	Page 1

Chubb Commercial Excess And Umbrella Insurance
Endorsement
	Policy Period	FEBRUARY 01, 2013	To FEBRUARY 01, 2014
	Effective Date	June 28, 2013
	Policy Number	9364-18-98 SFO
	Insured	ORCHARD SUPPLY HARDWARE STORES CORPORATION
	Name of Company	FEDERAL INSURANCE COMPANY
	Date Issued	June 28, 2013
Under Conditions, the following condition is added.
Conditions
Notice Of Cancellation To Scheduled Persons Or Organizations When We Cancel

When we cancel this policy for any reason, other than non-payment of premium, we will notify person(s) or organization(s) shown in the Schedule at least 30 days in advance of the cancellation date.

Any failure by us to notify such person(s) or organization(s) will not:

• impose any liability or obligation of any kind upon us; or
• invalidate such cancellation.
Schedule
	Person(s) or Organization(s):	U.S. Department of Justice Office of the United States Trustee
	Address:	District of Delaware 844 King Street, Suite, 2207, Wilmington, DE 19801 Attn: Tiiara N. A. Patton Tiiara.Patton@usdoj.gov
All other terms and conditions remain unchanged.
Authorized Representative

Chubb Commercial Excess And Umbrella Insurance	Reference Copy Notice Of Cancellation To Scheduled Persons Or Organizations (Except Non-Payment Of Premium)	last page
Form 07-02-2472 (Ed. 3-11)	Endorsement	Page 1

General Change Endorsement

This endorsement changes the policy. Please read it carefully.

This endorsement modifies insurance provided under the following:

Excess Insurance Policy

In the event of policy cancellation, notice of cancellation will be sent to:

U.S. Department of Justice

Office of the United States Trustee

District of Delaware

844 King Street, Suite, 2207

Wilmington, DE 19801

Attn: Tiiara N. A. Patton

Tiiara.Patton@usdoj.gov

This endorsement is part of your policy and takes effect on the effective date of your policy, unless another effective date is shown below.

Must be completed always:		Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy:

Endorsement Number:	05	Issued to: Orchard Supply Hardware Stores Corporation
Policy Number:	US00044849LI13A	Effective Date of this Endorsement: February 01, 2013

XL Insurance America, Inc.		Countersigned by
Authorized Representative

ENDORSEMENT# 34

This endorsement, effective 12:01 am July 27, 2012 forms a part of policy number 03-585-60-16 issued to ORCHARD SUPPLY HARDWARE STORES CORPORATION

by	National Union Fire Insurance Company of Pittsburgh, Pa.

CANCELLATION NOTICE

The Underwriter will mark its records to indicate that the U.S. Department of Justice Office of the United States Trustee District of Delaware is to be notified within 60 days concerning the cancellation, termination or substantial modification of the attached bond, whether at the request of the Insured or the Underwriter, and will use its best efforts to so notify Tiiara N. A. Patton, U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite, 2207 Wilmington, DE 19801, but failure to so notify said Department shall not impair or delay the effectiveness of any such cancellation, termination or modification

1.	Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, limitations, conditions or agreements of the attached policy other than as stated above.

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

AUTHORIZED REPRESENTATIVE

® Chartis Inc. All rights reserved.

MNSCPT	END 34

ENDORSEMENT# 35

This endorsement, effective 12:01 am July 27, 2012 forms a part of policy number 03-585-60-16 issued to ORCHARD SUPPLY HARDWARE STORES CORPORATION

by	National Union Fire Insurance Company of Pittsburgh, Pa.

FORMS INDEX (AMENDED)

In consideration of the premium charged, it is hereby understood and agreed that the “Forms Index” Endorsement is amended to include the following:

FORM NUMBER	EDITION DATE	FORM TITLE

MNSCPT		CANCELLATION NOTICE

SYSLIB	01/05	FORMS INDEX (AMENDED)

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

AUTHORIZED REPRESENTATIVE

END 035

(1/05)

Policy Number:	NAN4022947	Endorsement #:	14

Named Insured:	Orchard Supply Hardware Stores

Company:	Catlin Insurance Company, Inc.	Effective Date:	06/28/2013

Aviation Managers:		Date Issued:	06/28/2013

This endorsement is part of your policy and takes effect on the effective date of your policy unless another effective date is shown above.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby understood and agreed that in the event Notice of Cancellation is issued on this policy, we will provide notice to the following:

U.S. Department of Justice

Office of the United States Trustee

District of Delaware

844 King Street, Suite 2207

Wilmington, DE 19801

Attn: Tiiara N.A. Patton

Tiiara.Patton@usdoj.gov

All other terms and conditions of the policy remain unchanged.

THIS ENDORSEMENT CHANGES THE POLICY, PLEASE READ IT CAREFULLY.

End of Endorsement

Endorsement # 14 - Page 1 of 1

280253
CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY) 7/2/2013

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.
IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).
PRODUCER Commercial Lines - (650) 413-4200 Wells Fargo Insurance Services USA, Inc. - CA Lic#: 0D08408 959 Skyway Road San Carlos, CA 94070	CONTACT NAME:
	PHONE (A/C, No, Ext):		FAX (A/C, No):
E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE		NAIC #
	INSURER A:	National Union Fire Ins. Co. of Pittsburgh, PA	19445
INSURED	INSURER B:	Illinois Union Insurance Company	27960
Orchard Supply Hardware Stores Corporation	INSURER C:
6450 Via Del Oro	INSURER D:
INSURER E:
San Jose CA 95119	INSURER F:

COVERAGES	CERTIFICATE NUMBER:	6317938	REVISION NUMBER:	See below

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
INSR LTR	TYPE OF INSURANCE			ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
	GENERAL LIABILITY								EACH OCCURRENCE	$
	☐ COMMERCIAL GENERAL LIABILITY ☐☐ CLAIMS-MADE ☐ OCCUR								DAMAGE TO RENTED PREMISES (Ea occurrence)	$
	☐								MED EXP (Any one person)	$
	☐								PERSONAL & ADV INJURY	$
									GENERAL AGGREGATE	$
	GEN’L AGGREGATE LIMIT APPLIES PER:								PRODUCTS - COMP/OP AGG	$
	☐ POLICY ☐ PROJECT ☐ LOC									$
	AUTOMOBILE LIABILITY ☐ ANY AUTO								COMBINED SINGLE LIMIT (Ea accident)	$
	☐ ALL OWNED AUTOS	☐	SCHEDULED AUTOS						BODILY INJURY (Per person)	$
									BODILY INJURY (Per accident)	$
	☐ HIRED AUTO	☐	NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	$
	☐	☐								$
	☐ UMBRELLA LIAB	☐ OCCUR							EACH OCCURRENCE	$
	☐ EXCESS LIAB	☐ CLAIMS-MADE							AGGREGATE	$
	☐ DED ☐ RETENTION $									$
	WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY Y / N ANY PROPRIETOR/PARTNER/EXECUTIVE ☐ OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under			N / A					☐ WC STATU-TORY LIMITS ☐ OTHER
									E.L. EACH ACCIDENT	$
									E.L. DISEASE - EA EMPLOYEE	$
	DESCRIPTION OF OPERATIONS below								E.L. DISEASE - POLICY LIMIT	$
A	Fiduciary Liability					035850547	07/27/2012	07/27/2013	$10,000,000 Agg.

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required) Evidence of Coverage
EMPLOYMENT PRACTICES LIABILITY: Carrier: HCC / U.S. Specialty Insurance Co $10M Limit Policy #: 14MG12A11405 Carrier: AXIS Insurance Company $5M xs $10M Policy #: MSN764767012012

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee District of Delaware Attn: Tiiara N. A. Patton 844 King Street, Suite, 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
AUTHORIZED REPRESENTATIVE

The ACORD name and logo are registered marks of ACORD © 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)

(This certificate replaces certificate# 6317937 issued on 7/2/2013)

CID: 280253	SID: 6317938
Certificate of Insurance (Con’t)

OTHER Coverage

INSR LTR	TYPE OF INSURANCE	ADDL INSR	WVD SUBR	POLICY NUMBER	EFFECTIVE DATE (MM/DD/YY)	EXPIRATION DATE (MM/DD/YY)	LIMIT
B	Cyber Liability			G25704472002	10/31/2012	10/31/2013	$ $	5,000,000 Agg. 250,000 Ded. Sublimits Apply

	Employment Practices Liability			See Below	12/28/2012	12/28/2013		See Description of Ops.

A	EXECUTIVE PROTECTION			49158745	07/27/2011	07/27/2014		$10,000,000 Each Insured Event

A	EMPLOYED LAWYERS			061855661	08/01/2012	08/01/2014		$1,000,000 Agg.

	PROFESSIONAL LIABILITY

Certificate of Insurance-Con’t

CID: 280253	SID: 6317938
Additional Remarks Schedule (Continued from Page 1)

Special Coverage- National Union Fire Insurance Company of Pittsburg, PA Policy #:49158745

Fiduciary Liability-National Union Fire Insurance Company of Pittsburg, PA Policy # 035850547

Crime-National Union Fire Insurance Company of Pittsburg, PA Policy #:035856016

Employed Lawyers Professional Liability-National Union Fire Insurance Company of Pittsburg, PA Policy# 061855661

D&O (Primary) HCC Policy #:14MGU12A28374

D&O (2nd layer)AIG Policy #:015805755

D&O (3rd layer) Axis Policy #:MSN764768012012

D&O (4th Layer) CNA Policy #:42564590

Employment Practices Liability (1st layer) HCC Policy#:14MG12A11405

Employment Practices Liability (2nd layer) Axis Policy#:MSN764767012012

*****In the event of cancellation, all carriers listed above have agreed to provide 30 days notice of cancellation to:

U.S. Department of Justice

Office of the United States Trustee

District of Delaware

844 King Street, Suite, 2207

Wilmington, DE 19801

Attn: Tiara N. A. Patton

Tiara.Patton@usdoj.gov

Additional Remarks Schedule-Con’t

ACE INA Excess & Surplus Insurance Services, Inc. 455 Market Street, Suite 520 San Francisco, CA 94105	415-547-4433 415-547-4494	tel fax
www.ace-ina.com
CA Agency License No. 0594384

Christopher Christ
Assistant Vice President – Professional Risk CA Agent License No. 0E27565

July 2, 2013

Jeanne Adelo

Wells Fargo Insurance Services USA, Inc.

45 Fremont Street, Suite 800

San Francisco, CA 94105

RE:	Insured:	Orchard Supply Hardware, LLC
	Coverage:	ACE Privacy Protection® & Network Professional Liability
	Policy No:	EON G25704472 002

Company Paper:	Illinois Union Insurance Company

Policy Form:	PF-26999 (05/09) and PF-27000 (05/09)
Policy Period:	10/31/2012 to 10/31/2013

Dear Jeanne,

Please find enclosed the originals and (1) copy each of the Notice to Others Endorsement you requested. We trust you will find them to be in order. Should you have any questions or concerns, please advise us promptly.

Thank you for working with us on the placement of this risk. We appreciate your support and look forward to working with you in the future.

Regards,

Christopher Christ

Assistant Vice President

CA Agent License No. 0E27565

One of the ACE Group of Insurance & Reinsurance Companies

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

Named Insured			Endorsement Number
Orchard Supply Hardware, LLC			8
Policy Symbol	Policy Number	Policy Period	Effective Date of Endorsement
EON	G25704472 002	10/31/2012 to 10/31/2013	06/28/2013
Issued By (Name of Insurance Company)
Illinois Union Insurance Company

NOTICE TO OTHERS ENDORSEMENT – SPECIFIC PARTIES

A.	If We cancel the Policy prior to its expiration date by notice to You for any reason other than nonpayment of premium, We will endeavor, as set out below, to send written notice of cancellation, via such electronic or other form of notification as We determine, to the persons or organizations listed in the schedule set out below (the Schedule). You or Your representative must provide Us with both the physical and e-mail address of such persons or organizations, and We will utilize such e-mail address or physical address that You or Your representative provided to Us on such Schedule.

B.	We will endeavor to send or deliver such notice to the e-mail address or physical address corresponding to each person or organization indicated in the Schedule at least 30 days prior to the cancellation date applicable to the Policy.

C.	The notice referenced in this endorsement is intended only to be a courtesy notification to the person(s) or organization(s) named in the Schedule in the event of a pending cancellation of coverage. We have no legal obligation of any kind to any such person(s) or organization(s). Our failure to provide advance notification of cancellation to the person(s) or organization(s) shown in the Schedule shall impose no obligation or liability of any kind upon Us, Our agents or representatives, will not extend any Policy cancellation date and will not negate any cancellation of the Policy.

D.	We are not responsible for verifying any information provided to Us in any Schedule, nor are We responsible for any incorrect information that You or Your representative provide to Us. If You or Your representative does not provide Us with the information necessary to complete the Schedule, We have no responsibility for taking any action under this endorsement. In addition, if neither You nor Your representative provides Us with e-mail and physical address information with respect to a particular person or organization, then We shall have no responsibility for taking action with regard to such person or entity under this endorsement.

E.	We may arrange with your representative to send such notice in the event of any such cancellation.

F.	You will cooperate with Us in providing, or in causing your representative to provide, the e-mail address and physical address of the persons or organizations listed in the Schedule.

G.	This endorsement does not apply in the event that you cancel the Policy.

H.	With respect to this endorsement Our, Us or We means the stock insurance company listed in the Declarations, and You or Your means the insured person or entity listed in Item 1 of the Declarations page.

SCHEDULE

Name of Certificate Holder	E-Mail Address	Physical Address
U.S. Department of Justice Office of the United States Trustee District of Delaware	Tiiara. Patton@usdoj.gov	844 King Street, Suite, 2207 Wilmington, DE 19801 Attn: Tiiara N. A. Patton

All other terms and conditions of the Policy remain unchanged.

Authorized Agent

PF-34005 (06/11)	© 2011	Page 1 of 1

280253

EVIDENCE OF PROPERTY INSURANCE	DATE (MM/DD/YYYY) 7/2/2013

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY	PHONE (A/C. No. Ext):	COMPANY
Commercial Lines - (650) 413-4200 Wells Fargo Insurance Services USA, Inc. - CA Lic#: 0D08408 959 Skyway Road San Carlos, CA 94070		Lloyds of London
FAX (A/C, No):	E-MAIL ADDRESS:

CODE:	SUB CODE:
AGENCY CUSTOMER ID#:

INSURED	LOAN NUMBER	POLICY NUMBER
Orchard Supply Hardware Stores Corporation and All Subsidiary Companie		N13CA03730

6450 Via Del Oro San Jose, CA 95119	EFFECTIVE DATE 06/29/2013	EXPIRATION DATE 06/29/2014	☐ CONTINUED UNTIL TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED:

   PROPERTY INFORMATION

LOCATION/DESCRIPTION
Evidence of Coverage
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

   COVERAGE INFORMATION

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
Marine Cargo
Any One Vessel, Aircraft, Conveyance or Postal Package	$20,000,000

   REMARKS (Including Special Conditions)

DEDUCTIBLE: USD 25,000 for transit USD250.000 for stock.

   CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

   ADDITIONAL INTEREST

NAME AND ADDRESS	MORTGAGEE LOSS PAYEE	ADDITIONAL INSURED

U.S. Department of Justice Office of the United States Trustee District of Delaware Attn: Tiiara N. A. Patton	LOAN#
844 King Street, Suite, 2207 Wilmington, DE 19801	AUTHORIZED REPRESENTATIVE

ACORD 27 (2009/12) The ACORD name and logo are registered marks of ACORD	© 1993-2009 ACORD CORPORATION. All rights reserved.
560641

Price Forbes and Partners Limited	507 PRF

UMR: B0507 N13CA03730	MRC	PAGE 19 OF 36

LENDER’S LOSS PAYEE

Agreed that any bank and/or mortgagee and/or lender and/or any other party whom the Assured give instructions to include hereunder as a lender’s loss payee, are incorporated into this policy as a lender’s loss payee, for their respective rights and interest but only so far as any losses which may be recoverable under the terms, conditions and clauses of this policy.

The following parties are also deemed to be included as a lender’s loss payee:

Wells Fargo Bank, National Association, as Collateral Agent,

And its Successors and/or Assigns

One Boston Place, 18th Floor

Boston, MA 02108

Gleacher Products Corp., as Collateral Agent

1290 Avenue of the Americas, 5th Floor

New York NY 10104

Price Forbes and Partners Limited may confirm to the relevant party involved that they are incorporated hereunder as a lender’s loss payee.

LETTER OF CREDIT

Notwithstanding the conditions of this contract it is agreed, subject to the prior approval of Underwriters, that certificates and/or policies may be issued hereunder to enable the Assured to comply with the insurance requirements of any letter of credit and/or sales contract concerned, such agreement being conditional on the payment of any additional premium which may be required in the event that the cover required is wider than that provided by the current contract wording.

It is also agreed that regardless of the conditions on which any certificates and/or policies may be issued pursuant to the foregoing, the Assured named herein shall continue to enjoy the full protection of this contract.

LOCATION DEFINITION

For the purposes of this policy, “Location” is defined as any building, tank, dock, wharf, pier, bulkhead (or groups thereof) bounded on all sides by public streets or open waterways or open land space, each of which shall be not less than fifty feet wide, (for the purposes of this definition, any bridge or tunnel crossing such street or waterway or open space shall render such separation inoperative unless equipped with fire wall and/or doors or other approved methods whereby the buildings etc on either side are currently designated as separate fire areas by qualified fire surveyors). Each separate designated fire area is deemed to be a separate location for the purposes of this insurance.

9

Price Forbes & Partners Limited 507 PRF

CONTRACT ENDORSEMENT

Unique Market Reference: B0507N13CA03730	Endorsement Reference: 01
(Re) Insured: Orchard Supply Hardware (OSH)	Type: Stock Throughput
Original Policy Period: 29th June, 2013 and Expiring: 28th June, 2014

CONTRACT CHANGES:

It is hereby noted and agreed that the contract is amended as follows:

Effective Date : 29 June 2013 local standard time any time zone

Contract Changes:

Underwriters hereon note and agree that the Cancellation Clause is amended as follows :

CANCELLATION

This policy may be reviewed and/or cancelled by either party giving notice as follows:

1)	War risks -	7 days notice

2)	Strikes, Riots and Civil Commotions risks -	7 days notice but 48 hours in respect of sendings to or from U.S.A.

3)	All other risks -	30 days notice

Cancellation shall become effective on the expiry of the appropriate number of days from midnight of the day on which notice of cancellation is issued by or to the Underwriters but shall not apply to any transit insurance which shall have been declared or attached in accordance with contract terms and conditions before the cancellation becomes effective.

If Underwriters cancel the Policy prior to its expiration date by notice to either party or the first Named Assured for any reason other than nonpayment of premium, Underwriters will endeavor, as set out below, to send written notice of cancellation, via such electronic or other form of notification as Underwriters determine, to the persons or organizations listed in the schedule set out below (the ‘Schedule’). The Assured and/or either party or their representative must provide Underwriters with both the physical and email address of such persons or organizations, and Underwriters will utilize such email address or physical address that either party or their representative provided to Underwriters on such Schedule.

Underwriters will endeavor to send or deliver such notice to the email address or physical address corresponding to each person or organization indicated in the schedule at least 30 days prior to the cancellation date applicable to the policy.

The notice referenced in this endorsement is intended only to be a courtesy notification to the person(s) or organization(s) named in the Schedule in the event of a pending cancellation of coverage. Underwriters have no legal obligation of any kind to any such person(s) or organization(s). Underwriters’ failure to provide advance notification of cancellation to the person(s) or organization(s) shown in the Schedule shall impose no obligation or liability of any kind upon the Assured and/or either party or representatives, will not extend any Policy cancellation date and will not negate any cancellation of the Policy.

1372235827786_1372175521373_N13CA037301372175520953

Price Forbes & Partners Limited 507 PRF

CONTRACT ENDORSEMENT

Unique Market Reference: B0507N13CA03730	Endorsement Reference: 01
(Re) Insured: Orchard Supply Hardware (OSH)	Type: Stock Throughput
Original Policy Period: 29th June, 2013 and Expiring: 28th June, 2014

Underwriters are not responsible for verifying any information provided in any Schedule, nor are Underwriters responsible for any incorrect information that the Assured and/or either party or their representative provided to them. If Assured and/or either party or representative does not provide Underwriters with the information necessary to complete the Schedule, Underwriters have no responsibility for taking any action under this endorsement. In addition if neither the Assured and/or either party or representative provides Underwriters with email and physical address information with respect to a particular person or organization then Underwriters shall have no responsibility for taking action with regard to such person or entity under this endorsement.

Underwriters may arrange with the Assured and/or either party or representative to send such notice in the event of any such cancellation.

Assured and/or either party or representative will cooperate with Underwriters in providing, or in causing the Assured and/or either party or representative to provide, the email address and physical address of the persons or organizations listed in the Schedule.

This endorsement does not apply in the event that the Assured and/or either party or representative cancel the Policy.

SCHEDULE

Name of Certificate Holder	Email Address	Physical Address

Gleacher Products Corp., as Collateral Agent		1290 Avenue of the Americas 5th Floor, New York NY 10104

Wells Fargo Bank, National Association, as Collateral Agent, And its Successors and/or Assigns		One Boston Place, 18th Floor Boston, MA 02108

US Department of Justice Office of the United States Trustee District of Delaware		844 King Street, Suite 2207 Wilmington DE 19801

It is deemed that Underwriters agree to a pro rata return of premium.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

Note: When more than one insurer participates in the contract, the contract terms may mean that it is not always
necessary to obtain a record of agreement to the Contract Endorsement from all of those insurers.	Leading (re) insurer

9

Price Forbes & Partners Limited 507 PRF

CONTRACT ENDORSEMENT

Unique Market Reference: B0507N13CA03730 (Re) Insured: Orchard Supply Hardware (OSH)	Endorsement Reference: 01 Type: Stock Throughput
Original Policy Period: 29th June, 2013 and Expiring: 28th June, 2014

CONTRACT ADMINISTRATION AND ADVISORY SECTION

GENERAL UNDERWRITERS AGREEMENT (GUA) Each Insurers proportion’s several not joint
Slip Leader Only	Slip Leader and Agreement Parties	All Insurers

Date/Name

INITIALS
SYND/CO

INITIALS
SYND/CO

280253

EVIDENCE OF PROPERTY INSURANCE	DATE (MM/DD/YYYY) 7/2/2013

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY	PHONE (A/C. No. Ext):	COMPANY
Commercial Lines - (650) 413-4200 Wells Fargo Insurance Services USA, Inc. - CA Lic#: 0D08408 959 Skyway Road San Carlos, CA 94070		Multi Layer Policy Insure
FAX (A/C. No):	E-MAIL ADDRESS:

CODE:	SUB CODE:
AGENCY CUSTOMER ID #:

INSURED	LOAN NUMBER	POLICY NUMBER
Orchard Supply Hardware Stores Corporation and All Subsidiary Companie		See Below

6450 Via Del Oro San Jose, CA 95119	EFFECTIVE DATE 06/29/2013	EXPIRATION DATE 06/29/2014	☐ CONTINUED UNTIL TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED: SID# 559298 6/28/2013

   PROPERTY INFORMATION

LOCATION/DESCRIPTION
Evidence of Coverage
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

   COVERAGE INFORMATION

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
DIC including EQ and EQSL excluding Flood	$10,000,000	pls see below**
**Carrier: QBE Specialty	50% of 10M
Policy # ESE11913-00
Carrier: Empire Indemnity	25% of 10M
Policy# BPP5780164
Carrier: Hermitage	25% of 10M
Policy# IMPEW0061513

   REMARKS (Including Special Conditions)

   CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

   ADDITIONAL INTEREST

NAME AND ADDRESS	MORTGAGEE LOSS PAYEE	ADDITIONAL INSURED

U.S. Department of Justice Office of the United States Trustee District of Delaware Attn: Tiiara N. A. Patton	LOAN #
844 King Street, Suite, 2207 Wilmington, DE 19801	AUTHORIZED REPRESENTATIVE

ACORD 27 (2009/12) The ACORD name and logo are registered marks of ACORD 560637	© 1993-2009 ACORD CORPORATION. All rights reserved. This evidence replaces evidence# 559298 issued on 6/28/2013

		DIFFERENCE IN CONDITIONS EXCESS PROPERTY
NAMED INSURED:	ORCHARD SUPPLU HARDWARE
	STORES CORPORATION

POLICY NUMBER:	ESE11913-00

EFFECTIVE DATE:	6/29/13	ENDORSEMENT NUMBER:	4

This endorsement modifies insurance provided under the following:

DIFFERENCE IN CONDITIONS COVERAGE FORM

EXCESS PROPERTY INSURANCE FORM

This policy is amended as follows:

If the Company cancels this policy, the Company will give written notice to the following:

Wells Fargo Bank, National Association, as Collateral Agent, and its Successors and/or Assigns

One Boston Place, 18th Floor Boston, MA 02108

Attention: Jason Searle

Phone: (617) 854-7292

Gleacher Products Corp., as Collateral Agent

1290 Avenue of the Americas, 5lh Floor

New York, NY 10104

U.S. Department of Justice

Office of the United States Trustee

District of Delaware

844 King Street, Suite, 2207

Wilmington, DE 19801

Attn: Tiiara N. A. Patton

If the Company cancels this policy, the Company will give written notice at least:

a.	10 days before the effective date of cancellation if the Company cancels for the Insured’s nonpayment of premium; or

b.	30 days before the effective date of cancellation if the Company cancels for any other reason.

If the Company does not renew this policy, the Company will give written notice to the Loss Payee at least 10 days before the expiration date of this policy.

All other terms and conditions remain unchanged.

0999 (12-08)

280253

EVIDENCE OF PROPERTY INSURANCE	DATE (MM/DD/YYYY) 6/28/2013

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY	PHONE (A/C. No. Ext):	COMPANY
Commercial Lines - (650) 413-4200 Wells Fargo Insurance Services USA, Inc. - CA Lic#: 0D08408 959 Skyway Road San Carlos, CA 94070		Travelers Property Casualty Company of America One Tower Square Hartford, CT 06183
FAX (A/C. No):	E-MAIL ADDRESS:	25674

CODE:	SUB CODE:
AGENCY CUSTOMER ID #:

INSURED	LOAN NUMBER	POLICY NUMBER
Orchard Supply Hardware Stores Corporation and All Subsidiary Companie		KTJCMB3D01999A13

6450 Via Del Oro San Jose, CA 95119	EFFECTIVE DATE 06/29/2013	EXPIRATION DATE 06/29/2014	☐ CONTINUED UNTIL TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED:

   PROPERTY INFORMATION

LOCATION/DESCRIPTION
Evidence of Coverage
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

   COVERAGE INFORMATION

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
All Risk of Direct Physical Loss or Damage to Real and/or Personal Property
On a Replacement Cost Basis, Subject to Policy Terms, Conditions, and Exclusions	$100,000,000	Various
Earth Movement (Annual Aggregate, for All Coverages Provided)	$10,000,000
Flood (Annual Aggregate, for All Coverages Provided)	$10,000,000

   REMARKS (Including Special Conditions)

   CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

   ADDITIONAL INTEREST

NAME AND ADDRESS	MORTGAGEE LOSS PAYEE	ADDITIONAL INSURED

U.S. Department of Justice Office of the United States Trustee District of Delaware Attn: Tiiara N. A. Patton	LOAN #
844 King Street, Suite, 2207 Wilmington, DE 19801	AUTHORIZED REPRESENTATIVE

ACORD 27 (2009/12) The ACORD name and logo are registered marks of ACORD 559299	© 1993-2009 ACORD CORPORATION. All rights reserved.

Policy Number:	NAN4022947	Endorsement #:	14

Named Insured:	Orchard Supply Hardware Stores

Company:	Catlin Insurance Company, Inc.	Effective Date:	06/28/2013

Aviation Managers:		Date Issued:	06/28/2013

This endorsement is part of your policy and takes effect on the effective date of your policy unless another effective date is shown above.

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby understood and agreed that in the event Notice of Cancellation is issued on this policy, we will provide notice to the following:

U.S. Department of Justice

Office of the United States Trustee

District of Delaware

844 King Street, Suite 2207

Wilmington, DE 19801

Attn: Tiiara N.A. Patton

Tiiara.Patton@usdoi.gov

All other terms and conditions of the policy remain unchanged.

THIS ENDORSEMENT CHANGES THE POLICY, PLEASE READ IT CAREFULLY.

End of Endorsement

Endorsement # 14 - Page 1 of 1

MS C6 11 07 99

LOSS PAYABLE PROVISIONS

This endorsement modifies the General Conditions.

Each of the following Loss Payment provisions, A., B. and C., is added to Section P. Loss Payment contained in the General Conditions, only as indicated in the Schedule in D. below:

A.	LOSS PAYABLE

For Covered Property in which both the Insured and a Loss Payee shown in the Schedule below have an insurable interest, the Company will:

1.	Adjust losses with the Insured; and

2.	Pay any claim for loss or damage jointly to the Insured and the Loss Payee, as their interests may appear.

B.	LENDER’S LOSS PAYABLE

1.	The Loss Payee shown in the Schedule below is a creditor, including a mortgagee or trustee, whose interest in Covered Property is established by such written instruments as:

a.	Warehouse receipts:

b.	A contract for deed:

c.	Bills of lading:

d.	Financing statements; or

e.	Mortgages, deeds of trust, or security agreements.

2.	For Covered Property in which both the Insured and a Loss Payee have an insurable interest:

a.	The Company will pay for covered loss or damage to each Loss Payee in their order of precedence, as their interests may appear.

b.	The Loss Payee has the right to receive loss payment even if the Loss Payee has started foreclosure or similar action on the Covered Property.

c.	If the Company denies the Insured’s claim because of the Insured’s acts or because the Insured has failed to comply with terms of this policy, the Loss Payee will still have the right to receive loss payment if the Loss Payee:

(1)	Pays any premium due under this policy at the Company’s request if the Insured has failed to do so;

(2)	Submits a signed, sworn proof of loss within 60 days after receiving notice from the Company of the Insured’s failure to do so; and

(3)	Has notified the Company of any change in ownership, occupancy or substantial change in risk known to the Loss Payee.

All of the terms of this policy will then apply directly to the Loss Payee.

d.	If the Company pays the Loss Payee for any loss or damage and denies payment to the Insured because of the Insured’s acts or because the Insured has failed to comply with the terms of this policy:

(1)	The Loss Payee’s rights will be transferred to the Company to the extent of the amount the Company pays; and

(2)	The Loss Payee’s rights to recover the full amount of the Loss Payee’s claim will not be impaired.

At the Company’s option, the Company may pay to the Loss Payee the whole principal on the debt plus any accrued interest. In this event, the Insured will pay it’s remaining debt to the Company.

ORCHARD SUPPLY HARDWARE STORES

Date: 07/01/2013

MS C6 11 07 99

3.	If the Company cancels this policy, the Company will give written notice to the Loss Payee at least:

a.	10 days before the effective date of cancellation if the Company cancels for the Insured’s non-payment of premium; or

b.	60 days before the effective date of cancellation if the Company cancels for any other reason.

4.	If the Company elects not to renew this policy, the Company will give written notice to the Loss Payee at least 30 days before the expiration date of this policy.

C.	CONTRACT OF SALE

1.	The Loss Payee shown in the Schedule below is a person or organization the Insured has entered a contract with for the sale of Covered Property.

2.	For Covered Property in which both the Insured and the Loss Payee have an insurable interest, the Company will:

a.	Adjust losses with the Insured; and

b.	Pay any claim for loss or damage jointly to the Insured and the Loss Payee, as interest may appear.

3.	The following is added to Item U. Other Insurance contained in the General Conditions:

For Covered Property that is the subject of a contract of sale, the word “Insured” includes the Loss Payee.

D.	SCHEDULE

Insured Premises Address	Description of Covered Property	Loss Payee Name & Address	Loss Payable Provision Applicable

As per Schedule on File with the Company	As per Schedule on File with the Company	Wells Fargo Bank, National Association, As Collateral Agent, And Its Successors and/or Assigns One Boston Place, 18th Floor Boston, MA 02108 Attention: Jason Searle Phone: 617-854-7292	B

231 West End Avenue

Chico, CA 95926-7202

147 West Shaw Avenue

Clovis, CA 93612

1440 Fitzgerald Drive

Pinole, CA 94564

720 West San Carlos Street

San Jose, CA 95126

3000 Alum Rock Avenue

San Jose, CA 95127

5960 Sepulveda Boulevard

Van Nuys, CA 91411

As per Schedule on File with the Company

National Retail Properties, LP and National Retail Properties, Inc., its member(s), its officers, directors, and all successor(s), assignee(s), subsidiaries, corporations, partnerships, proprietorships, joint ventures, firms, and individuals as heretofore, now, or hereafter constituted

450 South Orange Avenue, Suite 900

Orlando, FL 32825

B

As per Schedule on File with the Company	As per Schedule on File with the Company	Gleacher Products Corp., as Collateral Agent 1290 Avenue of the Americas, 5th Floor New York, NY 10104	B

As per Schedule on File with the Company	As per Schedule on File with the Company	U.S. Department of Justice Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801 Attn: Tiiara N.A. Patton tiiara.patton@usdoj.gov	B

ORCHARD SUPPLY HARDWARE STORES

Date: 07/01/2013

EVIDENCE OF DEBTOR IN POSSESSION BANK ACCOUNTS

Case 13-11565    Doc 7    Filed 06/17/13    Page 1 of 19

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
Orchard Supply Hardware Stores Corporation,	:	Case No. 13-11565 ( )
et al.,[1]	:
	:	(Joint Administration Pending)
Debtors.	:
:
x

MOTION OF THE DEBTORS AND DEBTORS IN POSSESSION FOR ENTRY OF AN

ORDER (A) APPROVING THE CONTINUED USE OF THE DEBTORS’ CASH

MANAGEMENT SYSTEM AND (B) EXTENDING THE DEADLINE TO COMPLY

WITH THE DEPOSIT AND INVESTMENT REQUIREMENTS OF SECTION 345 OF

THE BANKRUPTCY CODE

The above-captioned debtors and debtors in possession (collectively, the “Debtors”) hereby move the Court for an order pursuant to sections 345, 363 and 503(b)(1) of title 11 of the United States Code (the “Bankruptcy Code”): (i) approving the Debtors’ continued use of their current cash management system and the Debtors’ existing bank accounts and business forms, (ii) authorizing the Debtors to open and close bank accounts, (iii) allowing the Debtors a 60 day extension to comply with certain requirements of section 345(b) of the Bankruptcy Code and (iv) authorizing all banks participating in the Debtors’ cash management system to honor certain transfers and charge bank fees and certain other amounts. In support of this Motion, the Debtors incorporate the statements contained in the Declaration of Chris D. Newman in Support of First Day Pleadings (the “Newman Declaration”) filed contemporaneously herewith and further respectfully state as follows:

Jurisdiction and Venue

1. The Court has jurisdiction over this matter under 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware dated as of February 29, 2012. This is a core proceeding under 28 U.S.C. § 157(b). Venue is proper in this district under 28 U.S.C. §§ 1408 and 1409.

[1]	The Debtors are the following three entities (the last four digits of their respective taxpayer identification numbers, if any, follow in parentheses): Orchard Supply Hardware Stores Corporation (4109), Orchard Supply Hardware LLC (3395) and OSH Properties LLC (3391). The mailing address of each of the Debtors, solely for purposes of notices and communications, is 6450 Via Del Oro, San Jose, California 95119.

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Background

2. On June 17, 2013 (the “Petition Date”), each of the Debtors filed with this Court voluntary petitions for relief under the Bankruptcy Code.

3. Originally founded in San Jose, California in 1931, Orchard Supply Hardware Stores Corporation and its affiliated debtor subsidiaries (collectively, “Orchard,” the “Debtors” or the “Company”), operate neighborhood hardware and garden stores. As of the Petition Date, the Company operates 89 stores in California and two stores in Oregon.

4. While the Orchard brand has been synonymous with California retailing for over eighty years, a highly leveraged capital structure instituted in 2006, combined with increasingly competitive conditions and a perilous California economy led the Company to experience sales declines of 21% over the three year period from 2007 through 2010. The Company’s extensive debt, combined with the increased costs as the Company transitioned to an independent public company in late 2011 following the Company’s spin-off from Sears Holding Corporation (“Sears”) made it difficult for the Company to comply with its loan covenants under the senior secured term loan (the “Senior Secured Term Loan”) which, if defaulted, would then trigger a cross-default under its asset-backed revolving credit facility (the “Senior Secured Credit Facility”).

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5. While the Company’s new management stemmed the tide of declining sales through the strategic implementation of a number of key initiatives, including the highly successful new store prototype, due to the constraints present in the Company’s debt structure, the Company was unable to dedicate the resources necessary to fully transform the Orchard brand in the manner necessary to support the debt structure.

6. For these reasons, beginning just prior to, and continuing after the Sears spin-off, the Company began to explore and take action against a number of strategic alternatives aimed at, in the short-term, continued compliance with the leverage ratio covenants contained in the Senior Secured Term Loan, and, in the long-term, achieving a sustainable capital structure for the Company. These efforts, some of which were successful in the short-term did not result in a sustainable long-term solution to support the Company’s existing debt structure. When it became clear that the existing debt structure rendered it exceedingly difficult to achieve a sustainable capital structure, the Company began to work cooperatively with its lender constituencies toward a deleveraging transaction for the Company.

7. As uncertainty mounted with respect to future financial covenant compliance and a looming maturity date on the first tranche of the Senior Secured Term Loan, the Company began to face increased pressure with respect to its suppliers and vendors and, as a result, many of the Company’s most significant suppliers tightened their payment terms, thereby constricting the Company’s already-strained liquidity position. These recent strains in liquidity, when combined with the inability of the Company to meet its leverage ratio covenants under the existing debt structure and a looming debt maturity, ultimately resulted in the Company’s decision to commence these chapter 11 cases.

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8. Prior to the filing of these cases, the Debtors determined that the interests of the Company’s stakeholders would be best served by a going-concern sale of substantially all of the Debtors’ assets pursuant to an auction process in accordance with section 363 of the Bankruptcy Code. The Debtors undertook a focused marketing process with certain potential purchasers. As a result of the Debtors’ efforts, the Debtors have filed a motion to, among other things, approve certain bid procedures related to a sale pursuant to section 363 of the Bankruptcy Code to sell substantially all of the Debtors’ assets and approve an affiliate of Lowe’s Home Improvement, LLC as the stalking horse purchaser (the “Stalking Horse Purchaser”).

9. The Debtors believe that the process will culminate in a going-concern sale consisting of most of the Orchard stores and continued employment for the vast majority of the Company’s employees enabling the Debtors to maximize the value of their assets and, ultimately, provide the highest possible recovery while protecting jobs and minimizing the impact to the substantial majority of the Company’s vendors.

The Debtors’ Cash Management System

10. As more fully described below, in the ordinary course of business, the Debtors maintain 122 accounts (the “Bank Accounts”) with various banks (the “Banks”) that operate in connection with a centralized cash management system (the “Cash Management System”). A list of the Bank Accounts is attached hereto as Exhibit A.2 Through the Bank Accounts, the Debtors efficiently collect, transfer and disburse funds generated from their operations on a daily basis. The Debtors routinely deposit, withdraw and otherwise transfer funds to, from and between the Bank Accounts by wire transfer and/or book transfer.

[2]	The Debtors believe that the list of Bank Accounts attached as Exhibit A is complete, but reserve the right to supplement such list if the Debtors have inadvertently omitted a Bank Account.

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11. As reflected in Exhibit A, the Debtors maintain, among other accounts (i) 92 individual store bank accounts (the “Store Deposit Accounts”) with Bank of America for the receipt of customer payments made by cash or check; (ii) a corporate depository account with Bank of America (the “Corporate Depository Account”); (iii) a store depository concentration account with Bank of America (the “Store Depository Concentration Account”); (iv) a primary concentration account with Bank of America (the “Main Concentration Account”); (iv) an accounts payable account with Bank of America; (v) a payroll account with Bank of America; (vi) an account with Wells Fargo for payment of business expenses relating to corporate credit cards; (vii) a money market account and an overnight mutual fund account with Bank of America for short-term investment purposes,3 (viii) an account with Pinnacle Bank for protection against insufficient funds on customer checks; and (ix) 22 accounts with Bank of America associated with certain of the Debtors’ stores related to appliance purchases.

12. As more fully described below,4 the funds in the Store Deposit Accounts, consisting of cash receipts at each of the Debtors’ stores, are swept at the end of each business day into the Store Depository Concentration Account. The majority of customer payments are through credit card or debit transfers and such payments are deposited directly in the Store Depository Concentration Account. Checks are processed by TeleCheck and deposited directly into the Main Concentration Account. With respect to payroll and accounts payable, funds are transferred from the Main Concentration Account to the applicable accounts for payment to the Debtors’ employees and vendors. On a daily basis, funds from the Store Depository Concentration Account and the Corporate Depository Account are swept to a segregated account

[3]	The Debtors no longer use the money market and overnight mutual fund accounts in the ordinary course.
[4]	A flow chart showing the flow of funds in the Debtors’ Cash Management System is attached hereto as Exhibit B.

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with Wells Fargo, and such amounts are applied in accordance with the amended and restated senior secured revolving credit and term loan facility (the “Senior Secured Credit Facility”) with, among others, Wells Fargo Bank, National Association. In addition, the Company requests, on an as-needed basis, wire transfers from Wells Fargo to fund amounts pursuant to the Senior Secured Credit Facility into the Main Concentration Account.

A.	Cash Collection

13. The Debtors generate revenue primarily from two principal selling channels: (i) their stores located throughout California and Oregon; and (ii) the Internet, through their primary website, www.osh.com. The monies generated from these sources are deposited at the end of each business day as follows:

Cash from In-Store Purchases. The Debtors generate the majority of their revenue at individual stores. The Debtors maintain approximately 92 depository accounts in which individual stores deposit funds primarily from cash sales into the designated Store Deposit Account.

Credit Card Sales. The Debtors utilize an external service provider, First Data, that administers and processes debit card and credit card payments from four credit card companies, Visa, MasterCard, Discover, and American Express. Throughout each business day, First Data deposits funds received, minus certain settlement fees, on account of debit and credit card payments into the Store Depository Concentration Account.

Checks. The Debtors utilize an external service provider, TeleCheck, that administers and processes check payments and front-end fraud detection efforts with respect to customers paying for merchandise by check. Each day, TeleCheck deposits funds received, minus certain settlement fees, on account of check payments into the Main Concentration Account.

e-Commerce Sales. The Debtors utilize an external service provider, iCongo, that administers the website and online system for customers to process e-commerce sales. On a daily basis, iCongo deposits the amount received from the previous day’s e-commerce purchases for Visa, Mastercard, Discovery and American Express credit cards, deducting the various settlement fees relating to the credit cards, into the Debtors’ Store Depository Concentration Account.

6

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B.	Cash Concentration

14. At the end of each business day, funds from the cash accounts are transferred, through a variety of mechanisms, as follows:

Store Deposit Accounts. Via an overnight process, all cash from the Store Deposit Accounts is transferred to the Store Depository Concentration Account.

Wells Fargo. The monies in the Store Depository Concentration Account and Corporate Depository Account are transferred via wire transfer into a segregated account with Wells Fargo, and such amounts are applied to the Senior Secured Credit Facility. Wells Fargo also deposits certain amounts requested by the Debtors, and draws down the Senior Secured Credit Facility accordingly, into the Main Concentration Account.

C.	Cash Disbursements

15. The Debtors transfer funds from the Main Concentration Account to the following disbursement accounts:

Payroll Account. The Debtors maintain an account at Bank of America in order to fund the payroll for employees on a bi-weekly basis.

Accounts Payable Account. The Debtors maintain an account at Bank of America to satisfy, on an as-needed basis, outstanding payables owed to vendors and service providers in connection with the operation of their businesses, as well as an account at Wells Fargo to fund payments made on account, among other things, of business expenses on corporate credit cards.

Relief Requested

A.	The Debtors’ Continued Use of Its Cash Management System, Bank Accounts and Business Forms Is Essential to the Debtors’ Ongoing Business and Is In the Best Interests of the Debtors’ Estates

Cash Management System

16. The Debtors seek authority to continue to use their Cash Management System consistent with their prepetition business practices and procedures. The Cash Management System is an ordinary course, essential business practice of the Debtors and, absent the requested relief, the Debtors would be forced to significantly alter their Cash Management System in order

7

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to comply with United States Trustee established guidelines with respect to a debtor’s cash management system (the “UST Guidelines”).5 The Cash Management System currently in place enables the Debtors to: (a) control and monitor corporate funds, (b) ensure cash availability and (c) reduce administrative expenses by facilitating the efficient movement of funds.

17. In light of the manner in which the Debtors generate and track sales related to their operations, any disruption in the Debtors’ cash management procedures will hamper the Debtors’ efforts to preserve and enhance the value of their estates. Altering the Cash Management System may disrupt payments to key vendors and employees. Therefore, it is essential that the Debtors be permitted to continue to use their Cash Management System in accordance with their existing cash management procedures.

18. The Debtors further seek authority to implement ordinary course changes to their Cash Management System in the event that the Debtors determine, in their reasonable business judgment, that changes in the Cash Management System would be beneficial to their business.

19. In addition, the Debtors request authority to open and close bank accounts. The Debtors request that the Banks (as defined below) be authorized to honor the Debtors’ requests to open or close any bank accounts; provided, however, that any new domestic account is established at a bank insured with the FDIC and that is organized under the laws of the United States or any State therein or, in the case of accounts that may carry a balance exceeding the insurance limitations set thereby, on the list of authorized bank depositories for the District of Delaware.

[5]

Among other requirements, the UST Guidelines include: (a) closing all existing bank accounts and opening new debtor in possession accounts and (b) maintaining separate debtor in possession accounts for cash collateral and postpetition taxes.

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20. Bankruptcy courts routinely permit chapter 11 debtors to maintain their existing cash management systems, generally treating requests for such relief as a relatively “simple matter.” In re Baldwin-United Corp., 79 B.R. 321, 327 (Bankr. S.D. Ohio 1987); see also In re Columbia Gas Sys., 997 F.2d 1039, 1061 (3d Cir. 1993) (recognizing that a requirement to maintain all accounts separately “would be a huge administrative burden and economically inefficient”); Charter Co. v. Prudential Ins. Co. of Am. (In re Charter Co.), 778 F.2d 617, 621 (11th Cir. 1985) (holding that allowing the debtors to use their prepetition “routine cash management system” was entirely consistent with applicable provisions of the Bankruptcy Code).

21. The Debtors respectfully submit that under the circumstances, the maintenance of the Debtors’ Cash Management System in substantially the same form as it existed prior to the Petition Date is in the best interests of the Debtors’ estates and creditors. Preserving a “business as usual” atmosphere and avoiding the unnecessary distractions that inevitably would be associated with any substantial changes to the Cash Management System will: (a) facilitate the Debtors’ stabilization of their postpetition business operations; and (b) assist the Debtors in their efforts to reorganize and preserve value.

22. Further, the continued postpetition use of cash management systems also has been approved as a routine matter in other bankruptcy cases in this District. See, e.g., In re Real Mex Restaurants, Inc., No. 11-13122 (BLS) (Bankr. D. Del. Oct. 5, 2011) (authorizing debtors to continue using their cash management system according to their prepetition practices during the pendency of their chapter 11 cases) (“Real Mex Order”); In re Barnes Bay Dev. Co., No. 11-10792 (PJW) (Bankr. D. Del. Mar. 21, 2011) (authorizing debtors to continue to manage their cash pursuant to the cash management system maintained prepetition) (“Barnes Bay Order”); In

9

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re PJ Finance Co., No. 11-10688 (BLS) (Bankr. D. Del. Mar. 8, 2011) (authorizing debtors to use their prepetition cash management system postpetition) (“PJ Finance Order”); In re East West Resort Dev. V, L.P., No. 10-10452 (BLS) (Bankr. D. Del. Feb. 18, 2010) (allowing debtors to use their prepetition cash management system postpetition) (“East West Order”); In re Fairfield Residential LLC, No. 09-14378 (BLS) (Bankr. D. Del. Dec. 15, 2009) (approving debtors’ use of their prepetition cash management system on a postpetition basis) (“Fairfield Order”); In re Linens Holding Co., No. 08-10832 (CSS) (Bankr. D. Del. May 2, 2008) (allowing debtors to continue their existing cash management system on a postpetition basis) (“Linens Order”).

Bank Accounts

23. As set forth above, the Debtors currently maintain multiple Bank Accounts in the ordinary course of their business. In order to ensure that the Debtors’ vendors continue to provide goods and services to the Debtors, it is critical that the Debtors maintain as much consistency as possible during the early stages of these cases in order to avoid serious disruption to their operations. To preserve a “business as usual” atmosphere, as part of their request to maintain their Cash Management System, the Debtors hereby request that they be permitted to continue to use their Bank Accounts with the same account numbers. Absent this relief, the UST Guidelines would require the Debtors to close all of their prepetition Bank Accounts and open new accounts, which will disrupt the Debtors’ relationships with customers and suppliers, all of which are accustomed to working with the current Cash Management System. Allowing the Debtors to continue to use their prepetition Bank Accounts will assist the Debtors in accomplishing a smooth transition to operating in chapter 11.

24. To protect against the possible inadvertent payment of prepetition claims, the Debtors will immediately advise their banks not to honor checks issued by the Debtors prior to the Petition Date, except as otherwise expressly permitted by an order of the Court. The Debtors

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will communicate to the Banks which checks have been expressly permitted by an order of the Court. The Debtors, moreover, have the capacity to draw the necessary distinctions between prepetition and postpetition obligations and payments without closing the Bank Accounts and opening new ones.

25. Authority to continue the use of bank accounts has been granted in other chapter 11 cases. See, e.g., Real Mex Order (authorizing debtors to continue using all of their prepetition bank accounts under the same account numbers); Barnes Bay Order (allowing debtors to maintain and use their existing bank accounts “in the names and with the account numbers existing immediately prior to the [p]etition [d]ate”); PJ Finance Order (authorizing debtors to use their bank accounts “under existing account numbers without interruption”); East West Order (authorizing debtors to use their bank accounts “under existing account numbers without interruption” and to treat such accounts for all purposes as debtor-in-possession accounts); Fairfield Order (allowing debtors to use their existing bank accounts under the same account numbers).

Business Forms

26. In the ordinary course of their businesses, the Debtors use a multitude of checks and other business forms, including both electronic forms and paper forms, including preprinted letterhead and related documents (the “Forms”). By virtue of the nature and scope of the Debtors’ business operations and the large number of suppliers of goods and services with whom the Debtors deal on a regular basis, it is important that the Debtors be permitted to continue to use the Forms without alteration or change and without the “Debtor in Possession” designation. Otherwise, the estates will be required to bear a potentially significant expense that the Debtors’ believe is unwarranted, provided that once the paper Forms are depleted, the Debtors will then seek to replace them with forms containing the “Debtor in Possession” designation.

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27. As parties that presently conduct business with the Debtors likely will be aware of the Debtors’ status as debtors in possession, the alteration of the Debtors’ Forms would be unnecessary and unduly burdensome. Further, this Court has allowed debtors to use their prepetition business and check forms without the “Debtor-in-Possession” label in other large cases. See, e.g., Real Mex Order (authorizing debtors to use their present forms, including preprinted checks, without reference to their status as debtors-in-possession, provided, however, that debtors would start imprinting the legend “DIP” thereon as soon as practicable); Barnes Bay Order (same); PJ Finance Order (same); East West Order (same).

28. Indeed, the relief requested herein – namely the continued postpetition use of cash management systems, authority to maintain and use their existing bank accounts, authority to open and close bank accounts in the ordinary course of business and the ability to use their pre-existing business forms, also has been approved in other bankruptcy cases in this District. See, e.g., In re Real Mex Restaurants, Inc., No. 11-13122 (BLS) (Bankr. D. Del. Oct. 5, 2011) (authorizing debtors to continue using their Cash Management System, including the ability to maintain existing bank accounts and business forms, according to their prepetition practices during the pendency of their chapter 11 cases); In re Barnes Bay Dev. Co., No. 11-10792 (PJW) (Bankr. D. Del. Mar. 21, 2011) (same); In re PJ Finance Co., No. 11-10688 (BLS) (Bankr. D. Del. Mar. 8, 2011) (same); In re East West Resort Dev. V, L.P., No. 10-10452 (BLS) (Bankr. D. Del. Feb. 18, 2010) (same); In re Fairfield Residential LLC, No. 09-14378 (BLS) (Bankr. D. Del. Dec. 15, 2009) (same); In re Linens Holding Co., No. 08-10832 (CSS) (Bankr. D. Del. May 2, 2008) (same).

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B.	The Court Should Allow the Debtors 60 Days to Comply With the Requirements of Section 345(b) of the Bankruptcy Code

29. Pursuant to section 345(b) of the Bankruptcy Code, any deposit or other investment made by a debtor, except those insured or guaranteed by the United States or by a department, agency or instrumentality of the United States or backed by the full faith and credit of the United States, must be secured by a bond in favor of the United States that is secured by the undertaking of a corporate surety approved by the United States Trustee for the relevant district or the deposit of securities of the kind specified in 31 U.S.C. § 9303. Section 345(b) provides further, however, that a bankruptcy court may allow the use of alternatives to these approved investment guidelines “for cause.” In re Service Merchandise Co., 240 B.R. 894 (Bankr. M.D. Tenn. 1999).

30. The Service Merchandise court set out a list of factors to be considered in determining whether or not “cause” exists for the use of an alternative to the approved investment guidelines:

(i)	The sophistication of the debtor’s business;

(ii)	The size of the debtor’s business operations;

(iii)	The amount of investments involved;

(iv)	The bank ratings (Moody’s and Standard and Poor) of the financial institutions where debtor-in-possession funds are held;

(v)	The complexity of the case;

(vi)	The safeguards in place within the debtor’s own business of insuring the safety of the funds;

(vii)	The debtor’s ability to reorganize in the face of a failure of one or more of the financial institutions;

(viii)	The benefit to the debtor;

(ix)	The harm, if any, to the estate; and

(x)	The reasonableness of the debtor’s request for relief from § 345(b) requirements in light of the overall circumstances of the case.

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In re Serv. Merch. Co., 240 B.R. at 896-97 (Bankr. M.D. Tenn. 1999)

31. Rule 4001-3 of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the “Local Rules”) also provides guidance with respect to “cause” for relief from the requirements of Bankruptcy Code 345(b). The Local Rules provide that “cause” exists when a debtor invests funds in an open-end management investment company that is regulated as a “money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and the investment fund satisfies the following requirements:

(a)	Exclusive investment in United States Treasury Bills and United States Treasury Notes owned directly or through repurchase agreements;

(b)	Receipt of the highest money market fund rating from a nationally recognized statistical rating organization, such as Standard & Poor’s or Moody’s;

(c)	Having agreed to redeem funds shares in cash, with payment being made no later than the business day following a redemption request by a shareholder, except in the event of an unscheduled closing of Federal Reserve Banks or the New York Stock Exchange; and

(d)	Having adopted a policy that it will notify its shareholders sixty (60) days prior to any change in its investment or redemption policies under (a) and (c) above.

Del. Bankr. L.R. 4001-3 (2011).

32. Local Rule 2015-2(b) provides that no waiver of “section 345 shall be granted without notice and an opportunity for hearing in accordance with these Local Rules.” Nevertheless, Local Rule 2015-2(b) further provides that “if a motion for such waiver is filed on the first day of a chapter 11 case in which there are more than 200 creditors, the Court may grant an interim waiver until a hearing on the debtor’s motion can be held.” As this Motion has been

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filed on the first day of the Debtors’ chapter 11 cases and the Debtors have in excess of 200 creditors, the Debtors submit that a temporary waiver of the requirements of section 345(b) of the Bankruptcy Code is appropriate under the Local Rules.

33. To the extent that any of the Debtors’ funds are not deposited in accordance with section 345 of the Bankruptcy Code or Local Rule 4001-3, the Debtors request that the Court allow them a 60-day extension of time to either: (i) comply with the requirements of section 345(b) of the Bankruptcy Code or Local Rule 4001-3 or (ii) file a motion seeking an additional extension or waiver of the requirements of section 345(b) of the Bankruptcy Code. This Court has permitted similar extensions in other cases. See, e.g., Barnes Bay Order (granting a 60-day extension for debtors to either comply with section 345(b) of the Bankruptcy Code or to make other arrangements as agreed with the U.S. Trustee); PJ Finance Order (granting a 45-day extension for debtors to either comply with section 345(b) of the Bankruptcy Code, file a motion to deviate from the requirements thereof, or file a motion seeking further extension); see also East West Order (holding same); Fairfield Order (holding same).

C.	The Court Should Authorize Banks Participating in the Cash Management System to Honor Certain Transfers, Charge Bank Fees and Certain Other Amounts

34. Contemporaneously with the filing of this Motion, the Debtors have filed various motions for authorization to pay prepetition debt. With respect to some of this debt, prior to the Petition Date, the Debtors issued checks that have yet to clear the banking system. With respect to other debt, the Debtors intend to issue checks postpetition on account of such prepetition debt once the Court enters an order permitting the Debtors to take such action. The Debtors intend to inform their Banks which prepetition checks should be honored pursuant to orders of the Court authorizing such payment.

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35. As a result of the foregoing, the Debtors request that the Banks be authorized to accept and honor all representations from the Debtors as to which checks, drafts, wires or automated clearing house transfers (“ACH Transfers”) should be honored or dishonored consistent with any order of this Court and governing law, whether such checks, drafts, wires or ACH Transfers are dated prior to, on, or subsequent to the Petition Date. Pursuant to the relief requested in this Motion, the Banks will not be liable to any party on account of: (a) following the Debtors’ instructions or representations as to any order of this Court; (b) honoring any prepetition check or item in a good faith belief that the Court has authorized such prepetition check or item to be honored; or (c) an innocent mistake made despite implementation of reasonable item-handling procedures. Such relief is reasonable and appropriate because the Banks are not in a position to independently verify or audit whether a particular item may be paid in accordance with a Court order or otherwise.

36. Finally, the Debtors request authority for the Banks to charge, and the Debtors to pay or honor, both prepetition and postpetition service fees and other costs, charges and expenses to which the Banks may be entitled under the terms of and in accordance with their contractual arrangements with the Debtors (collectively, the “Bank Fees”). The Debtors also request the Banks be authorized to charge back returned items to the Bank Accounts in the normal course of business.

37. The Debtors require this relief to minimize the disruption of the Cash Management System and their Bank Accounts and to assist them in accomplishing a smooth transition to operating in chapter 11. Authority for debtors to pay bank fees and banks to charge back returned items has been routinely granted in other chapter 11 cases. See, e.g., Barnes Bay Order (authorizing debtors to pay “any fees or charges associated with the Bank Accounts” and

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allowing banks to assess and deduct from the bank accounts normal service fees for any returned or dishonored payment items); PJ Finance Order (authorizing banks to charge and debtors to pay or honor fees related to debtors’ bank accounts); Fairfield Order (holding same).

The Debtors Satisfy Bankruptcy Rule 6003

38. Bankruptcy Rule 6003 provides that to the extent “relief is necessary to avoid immediate and irreparable harm” a Bankruptcy Court may approve a motion to “pay all or part of a claim that arose before the filing of the petition” prior to twenty-one days after the Petition Date. While the Debtors do not anticipate that any prepetition amounts will be due to the Banks on account of maintaining the Cash Management System, the Debtors submit that the relief requested herein is necessary to avoid immediate and irreparable harm and, therefore, the requirements of Bankruptcy Rule 6003 for expedited relief are satisfied, and that Bankruptcy Rule 6003 has been satisfied to permit such payments, if any are necessary.

Request for Waiver of Stay

39. In addition, by this Motion, the Debtors seek a waiver of any stay of the effectiveness of the order approving this Motion. Pursuant to Bankruptcy Rule 6004(h), “[a]n order authorizing the use, sale, or lease of property other than cash collateral is stayed until the expiration of 14 days after entry of the order, unless the court orders otherwise.” Fed. R. Bankr. P. 6004(h). As set forth above, the Debtors require immediate relief to continue ordinary business operations for the benefit of all parties in interest. Accordingly, the Debtors submit that ample cause exists to justify a waiver of the 14-day stay imposed by Bankruptcy Rule 6004(h), to the extent that it applies.

Notice

40. Notice of this Motion shall be provided to: (a) the Office of the United States Trustee for the District of Delaware; (b) the Debtors’ twenty largest unsecured creditors on a

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consolidated basis; (c) counsel to the agent under the Senior Secured Credit Facility; (d) counsel to the lenders under the Senior Secured Term Loan; (e) agent under the Senior Secured Term Loan; (f) counsel to the lenders under the proposed debtor-in-possession financing; (g) the United States Attorney’s Office for the District of Delaware; (h) the Internal Revenue Service; (i) the Securities and Exchange Commission; and (j) the Banks. As this Motion is seeking first-day relief, notice of this Motion and any order entered hereon will be served on all parties required by Del. Bankr. L.R. 9013-1(m). Due to the urgency of the circumstances surrounding this Motion and the nature of the relief herein, the Debtors respectfully submit that no further notice of this Motion is required.

[Remainder of page intentionally left blank.]

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WHEREFORE, the Debtors respectfully request that the Court enter an order, substantially in the form attached hereto as Exhibit C: (i) granting the relief requested herein and (ii) granting such other and further relief as the Court may deem proper.

Dated:	June 17, 2013	Respectfully submitted,
Wilmington, Delaware
/s/ Stuart M. Brown
Stuart M. Brown (DE 4050)
DLA PIPER LLP (US)
919 North Market Street, Suite 1500
Wilmington, Delaware 19801
Telephone: (302) 468-5700
Facsimile: (302) 394-2341
Email: stuart.brown@dlapiper.com

-and-

Richard A. Chesley (IL 6240877)
Chun I. Jang (DE 4790)
Daniel M. Simon (IL 6297629)
DLA PIPER LLP (US)
203 N. LaSalle Street, Suite 1900
Chicago, Illinois 60601
Telephone: (312) 368-4000
Facsimile: (312) 236-7516
Email: richard.chesley@dlapiper.com
chun.jang@dlapiper.com
daniel.simon@dlapiper.com

PROPOSED ATTORNEYS FOR DEBTORS AND DEBTORS IN POSSESSION

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Case 13-11565    Doc 7-1    Filed 06/17/13    Page 1 of 6

EXHIBIT A

List of Bank Accounts

DEBTOR	BANK NAME	BANK ADDRESS	ACCOUNT NO.
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx3268
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx0508
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxx-xxZ58-1-3 BCS
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx5154
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx4222
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6682
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6886
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6682
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6925
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6611
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7021
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6514
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6459
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6365
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6200
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6857
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6899
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6718

Case 13-11565    Doc 7-1    Filed 06/17/13    Page 2 of 6

DEBTOR	BANK NAME	BANK ADDRESS	ACCOUNT NO.
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6310
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6323
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6721
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6828
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6213
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6996
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7018
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6763
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6802
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6831
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6983
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6912
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6129
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6954
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6420
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6940
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6446
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6815
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6844
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx1759
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6909

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DEBTOR	BANK NAME	BANK ADDRESS	ACCOUNT NO.
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6132
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6242
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6462
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6394
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6679
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6187
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6873
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6501
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6666
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx5207
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6381
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6349
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx1762
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7005
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx5988
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6433
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx0509
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6239
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx1746
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6336
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6488
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6792

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DEBTOR	BANK NAME	BANK ADDRESS	ACCOUNT NO.
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6190
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx5975
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6475
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx4407
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6161
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6695
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6404
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6174
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6255
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6941
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6747
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6938
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6734
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6653
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6624
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6750
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6970
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6417
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6705
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8258
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6967
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx5660

4

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DEBTOR	BANK NAME	BANK ADDRESS	ACCOUNT NO.
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6378
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx3071
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6860
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6844
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6226
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx5709
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6640
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx5712
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6776
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6608
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6145
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6271
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6307
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx6158
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx5154
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx4222
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7948 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8057 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8015 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7977 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8099 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8060 (TX)

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DEBTOR	BANK NAME	BANK ADDRESS	ACCOUNT NO.
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8125 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7896 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8167 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7993 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8002 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7951 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8073 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7919 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7964 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7883 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx7935 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8031 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8109 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8138 (TX)
ORCHARD SUPPLY HARDWARE LLC	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx8044 (TX)
ORCHARD SUPPLY HARDWARE LLC	Pinnacle Bank	One Financial Parkway Locator Z1-Yb42-03-01 Kalamazoo, MI 49009	xx-xxxx-3422
ORCHARD SUPPLY HARDWARE LLC	Wells Fargo Bank	707 Wilshire Blvd, 13th Floor Los Angeles, CA 90017	xxxxxx1749
ORCHARD SUPPLY HARDWARE STORES CORPORATION	Bank of America	901 Main Street, 7th Floor Dallas, TX 75202	xxxxxx2794

6

Case 13-11565    Doc 7-2    Filed 06/17/13    Page 1 of 2

EXHIBIT B

(Cash Management Diagram)

Case 13-11565    Doc 7-2    Filed 06/17/13    Page 2 of 2

ORCHARD SUPPLY HARDWARE

Cash Management Flow Chart

FY 2013

Case 13-11565    Doc 7-3    Filed 06/17/13    Page 1 of 7

EXHIBIT C

(Proposed Order)

Case 13-11565    Doc 7-3    Filed 06/17/13    Page 2 of 7

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
Orchard Supply Hardware Stores Corporation,	:	Case No. 13-11565 ( )
et al.,[1]	:
	:	(Jointly Administered)
Debtors.	:
	:	Re: Dkt. No.
x

ORDER GRANTING MOTION OF THE DEBTORS AND DEBTORS IN POSSESSION

FOR ENTRY OF AN ORDER (A) APPROVING THE CONTINUED USE OF THE

DEBTORS’ CASH MANAGEMENT SYSTEM AND (B) EXTENDING THE DEADLINE

TO COMPLY WITH THE DEPOSIT AND INVESTMENT REQUIREMENTS OF

SECTION 345 OF THE BANKRUPTCY CODE

This matter coming before the Court for an order pursuant to sections 345, 363 and 503(b)(1) of title 11 of the United States Code (the “Bankruptcy Code”): (i) approving the Debtors’ continued use of their current cash management system and the Debtors’ existing bank accounts and business forms, (ii) authorizing the Debtors to open and close bank accounts, (iii) and allowing the Debtors a 60 day extension to comply with certain requirements of section 345(b) of the Bankruptcy Code and (iv) authorizing all banks participating in the Debtors’ cash management system to honor certain transfers and charge bank fees and certain other amounts (the “Motion”),2 filed by the above-captioned debtors and debtors in possession (collectively, the “Debtors”); the Court having reviewed the Motion and the Newman Declaration and having

[1]	The Debtors are the following three entities (the last four digits of their respective taxpayer identification numbers, if any, follow in parentheses): Orchard Supply Hardware Stores Corporation (4109), Orchard Supply Hardware LLC (3395) and OSH Properties LLC (3391). The mailing address of each of the Debtors, solely for purposes of notices and communications, is 6450 Via Del Oro, San Jose, California 95119.
[2]	Capitalized terms not otherwise defined herein shall have the meanings given to them in the Motion.

Case 13-11565    Doc 7-3    Filed 06/17/13    Page 3 of 7

considered the statements of counsel and the evidence adduced with respect to the Motion at a hearing before the Court (the “Hearing”); and the Court having found that (i) the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware dated as of February 29, 2012, (ii) venue is proper in this district pursuant to 28 U.S.C. §§1408 and 1409, (iii) this is a core proceeding pursuant to 28 U.S.C. § 157(b) and (iv) notice of the Motion and the Hearing was sufficient under the circumstances, and after due deliberation the Court having determined that the relief requested in the Motion is necessary and essential for the Debtors’ reorganization and such relief is in the best interests of the Debtors, their estates and their creditors; and good and sufficient cause having been shown;

IT IS HEREBY ORDERED THAT:

1. The Motion is GRANTED as set forth herein.

2. The Debtors are authorized to continue to maintain, operate and make transfers under the Cash Management System in the ordinary course of their business in the same manner and on the same basis as the Debtors implemented and maintained the same prior to the commencement of these chapter 11 cases.

3. The Debtors are authorized to continue to use the Bank Accounts under their existing account numbers without interruption.

4. The Banks are authorized to charge, and the Debtors are authorized to pay or honor, the Bank Fees related to the Bank Accounts, including any portion of any such fees attributable to the period prior to the Petition Date. The Banks are also authorized to charge back returned items to the Bank Accounts in the normal course of business, whether such items are dated prior to, on or subsequent to the Petition Date.

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5. The Banks are authorized and directed to continue to service and administer the Bank Accounts as accounts of the respective Debtor as a debtor-in-possession without interruption and in the usual and ordinary course, and to receive, process and honor and pay any and all checks, drafts, wires, or ACH Transfers drawn on the Bank Accounts after the Petition Date by the holders or makers thereof, as the case may be. Such Bank Accounts should be renamed “debtor-in-possession” accounts with the Petition Date included in the account title. The Banks are also authorized to waive any applicable requirement to establish separate accounts for cash collateral and/or tax payments. The Banks will not be liable to any party on account of: (a) following the Debtors’ instructions or representations as to any order of this Court; (b) honoring any prepetition check or item in a good faith belief that the Court has authorized such prepetition check or item to be honored; or (c) an innocent mistake made despite implementation of reasonable item-handling procedures.

6. Except for those checks, drafts, wires, or ACH Transfers that must be honored and paid in order to comply with any order(s) of this Court authorizing payment of certain prepetition claims, no checks, drafts, wires, or ACH Transfers issued on the Bank Accounts prior to the Petition Date but presented for payment after the Petition Date shall be honored or paid.

7. The Debtors are authorized to continue to use their existing checks and other business forms, which checks and business forms shall not be required to include the legend “Debtor-in-Possession” or a debtor-in-possession case number; provided, however, that, if new checks and business forms are ordered, such checks and business forms shall be required to include the legend “Debtor-in-Possession” and a “debtor-in-possession case number.” Third-party payroll and benefits administrators and providers are also authorized, but not directed, to prepare and issue checks on behalf of the Debtors, subject to the provisions of this paragraph.

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8. Subject to the terms and conditions in this Order and any requirements imposed on the Debtors under any orders of this Court approving any debtor-in-possession financing for, or any use of cash collateral, the Debtors may open additional bank accounts and close certain of the Bank Account(s) as they may deem necessary and appropriate, and the Banks are authorized to honor the Debtors’ requests to open or close, as the case may be, any such Bank Accounts; provided, however, that the Debtors give notice within 15 days to the Office of the United States Trustee for the District of Delaware and any statutory committees appointed in these chapter 11 cases; provided, further, that the Debtors shall open any such new Bank Account at banks that have executed a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware; provided further that any new domestic account is established at a bank insured with the FDIC and is organized under the laws of the United States or any State therein and, in the case of accounts that may carry a balance exceeding the insurance limitations set thereby, already be included on the list of authorized bank depositories for the District of Delaware. Subject to the foregoing, the Banks are authorized and directed to honor the Debtors’ requests to open additional bank accounts and close certain of the Bank Account(s).

9. The Debtors are granted an initial 60-day extension from the Petition Date to: (a) comply with the requirements of Section 345 of the Bankruptcy Code or Local Rule 4001-3; (b) file a motion seeking authority to deviate from such requirements; or (c) file a motion seeking a further extension.

10. The Debtors shall maintain accurate and detailed records of all transfers, including intercompany transfers, so that all transactions may be readily ascertained, traced, recorded properly and distinguished between prepetition and post-petition transactions and shall make such records available to the Office of the United States Trustee for the District of Delaware upon request.

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11. For Banks at which the Debtors hold Bank Accounts that are party to a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, within 15 days of the date of entry of this Order the Debtors shall (a) contact each Bank, (b) provide each of the Debtors’ employer identification numbers and (c) identify each of their Bank Accounts held at such Banks as being held by a debtor in possession in a bankruptcy case.

12. For Banks at which the Debtors hold Bank Accounts that are not a party to a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, the Debtors shall use their good faith efforts to cause the Banks to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee within 45 days of the date of this Order. The U.S. Trustee’s rights to seek further relief from this Court on notice in the event that the aforementioned banks are unwilling to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee are fully reserved.

13. Notwithstanding anything to the contrary contained herein, any payment made or to be made under this Order, any authorization contained in this Order, or any claim for which payment is authorized hereunder, shall be subject to the requirements imposed on the Debtors under any orders of this Court approving any debtor-in-possession financing for, or any use of cash collateral by, the Debtors and any budget in connection therewith.

14. Bankruptcy Rule 6003(b) has been satisfied.

15. The requirements of Bankruptcy Rule 6004(a) are hereby waived.

16. Pursuant to Rule 6004(h) of the Federal Rules of Bankruptcy Procedure, this Order shall be immediately effective and enforceable upon its entry.

Case 13-11565    Doc 7-3    Filed 06/17/13    Page 7 of 7

17. The Debtors are authorized and empowered to take all actions necessary to implement the relief granted in this Order.

18. The Court shall retain jurisdiction over any and all matters arising from the interpretation or implementation of this Order.

Dated:	, 2013
Wilmington, Delaware
United States Bankruptcy Judge

Case 13-11565-CSS    Doc 51    Filed 06/18/13    Page 1 of 6

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
Orchard Supply Hardware Stores Corporation,	:	Case No. 13-11565 (CSS)
et al.,[1]	:
	:	(Jointly Administered)
Debtors.	:
	:	Re: Docket No. 7
x

ORDER GRANTING MOTION OF THE DEBTORS AND DEBTORS IN POSSESSION

FOR ENTRY OF AN ORDER (A) APPROVING THE CONTINUED USE OF THE

DEBTORS’ CASH MANAGEMENT SYSTEM AND (B) EXTENDING THE DEADLINE

TO COMPLY WITH THE DEPOSIT AND INVESTMENT REQUIREMENTS OF

SECTION 345 OF THE BANKRUPTCY CODE

This matter coming before the Court for an order pursuant to sections 345, 363 and 503(b)(1) of title 11 of the United States Code (the “Bankruptcy Code”): (i) approving the Debtors’ continued use of their current cash management system and the Debtors’ existing bank accounts and business forms, (ii) authorizing the Debtors to open and close bank accounts, (iii) and allowing the Debtors a 60 day extension to comply with certain requirements of section 345(b) of the Bankruptcy Code and (iv) authorizing all banks participating in the Debtors’ cash management system to honor certain transfers and charge bank fees and certain other amounts (the “Motion”).2 filed by the above-captioned debtors and debtors in possession (collectively, the “Debtors”); the Court having reviewed the Motion and the Newman Declaration and having

[1]	The Debtors are the following three entities (the last four digits of their respective taxpayer identification numbers, if any, follow in parentheses): Orchard Supply Hardware Stores Corporation (4109), Orchard Supply Hardware LLC (3395) and OSH Properties LLC (3391). The mailing address of each of the Debtors, solely for purposes of notices and communications, is 6450 Via Del Oro, San Jose, California 95119.
[2]	Capitalized terms not otherwise defined herein shall have the meanings given to them in the Motion.

Case 13-11565-CSS    Doc 51    Filed 06/18/13    Page 2 of 6

considered the statements of counsel and the evidence adduced with respect to the Motion at a hearing before the Court (the “Hearing”); and the Court having found that (i) the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware dated as of February 29, 2012, (ii) venue is proper in this district pursuant to 28 U.S.C. §§1408 and 1409, (iii) this is a core proceeding pursuant to 28 U.S.C. § 157(b) and (iv) notice of the Motion and the Hearing was sufficient under the circumstances, and after due deliberation the Court having determined that the relief requested in the Motion is necessary and essential for the Debtors’ reorganization and such relief is in the best interests of the Debtors, their estates and their creditors; and good and sufficient cause having been shown;

IT IS HEREBY ORDERED THAT:

1. The Motion is GRANTED as set forth herein.

2. The Debtors are authorized to continue to maintain, operate and make transfers under the Cash Management System in the ordinary course of their business in the same manner and on the same basis as the Debtors implemented and maintained the same prior to the commencement of these chapter 11 cases.

3. The Debtors are authorized to continue to use the Bank Accounts under their existing account numbers without interruption.

4. The Banks are authorized to charge, and the Debtors are authorized to pay or honor, the Bank Fees related to the Bank Accounts, including any portion of any such fees attributable to the period prior to the Petition Date. The Banks are also authorized to charge back returned items to the Bank Accounts in the normal course of business, whether such items are dated prior to, on or subsequent to the Petition Date.

Case 13-11565-CSS    Doc 51    Filed 06/18/13    Page 3 of 6

5. The Banks are authorized to continue to service and administer the Bank Accounts as accounts of the respective Debtor as a debtor-in-possession without interruption and in the usual and ordinary course, and to receive, process and honor and pay any and all checks, drafts, wires, or ACH Transfers drawn on the Bank Accounts after the Petition Date by the holders or makers thereof, as the case may be. Such Bank Accounts should be renamed “debtor-in-possession” accounts with the Petition Date included in the account title. The Banks are also authorized to waive any applicable requirement to establish separate accounts for cash collateral and/or tax payments. The Banks will not be liable to any party on account of: (a) following the Debtors’ instructions or representations as to any order of this Court; (b) honoring any prepetition check or item in a good faith belief that the Court has authorized such prepetition check or item to be honored; or (c) an innocent mistake made despite implementation of reasonable item-handling procedures.

6. Except for those checks, drafts, wires, or ACH Transfers that must be honored and paid in order to comply with any order(s) of this Court authorizing payment of certain prepetition claims, no checks, drafts, wires, or ACH Transfers issued on the Bank Accounts prior to the Petition Date but presented for payment after the Petition Date shall be honored or paid.

7. The Debtors are authorized to continue to use their existing checks and other business forms, which checks and business forms shall not be required to include the legend “Debtor-in-Possession” or a debtor-in-possession case number; provided, however, that, if new checks and business forms are ordered, such checks and business forms shall be required to include the legend “Debtor-in-Possession” and a “debtor-in-possession case number.” Third-party payroll and benefits administrators and providers are also authorized, but not directed, to prepare and issue checks on behalf of the Debtors, subject to the provisions of this paragraph.

Case 13-11565-CSS    Doc 51    Filed 06/18/13    Page 4 of 6

8. The Debtors may open additional bank accounts and close certain of the Bank Account(s) as they may deem necessary and appropriate, and the Banks are authorized to honor the Debtors’ requests to open or close, as the case may be, any such Bank Accounts; provided, however, that the Debtors give notice within 15 days to the Office of the United States Trustee for the District of Delaware and any statutory committees appointed in these chapter 11 cases; provided, further, that the Debtors shall open any such new Bank Account at banks that have executed a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware; provided further that any new domestic account is established at a bank insured with the FDIC and is organized under the laws of the United States or any State therein and, in the case of accounts that may carry a balance exceeding the insurance limitations set thereby, already be included on the list of authorized bank depositories for the District of Delaware. Subject to the foregoing, the Banks are authorized to honor the Debtors’ requests to open additional bank accounts and close certain of the Bank Account(s).

9. The Debtors are granted an initial 60-day extension from the Petition Date to: (a) comply with the requirements of Section 345 of the Bankruptcy Code or Local Rule 4001-3; (b) file a motion seeking authority to deviate from such requirements; or (c) file a motion seeking a further extension.

10. The Debtors shall maintain accurate and detailed records of all transfers, including intercompany transfers, so that all transactions may be readily ascertained, traced, recorded properly and distinguished between prepetition and post-petition transactions and shall make such records available to the Office of the United States Trustee for the District of Delaware upon request.

Case 13-11565-CSS    Doc 51    Filed 06/18/13    Page 5 of 6

11. For Banks at which the Debtors hold Bank Accounts that are party to a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, within 15 days of the date of entry of this Order the Debtors shall (a) contact each Bank, (b) provide each of the Debtors’ employer identification numbers and (c) identify each of their Bank Accounts held at such Banks as being held by a debtor in possession in a bankruptcy case.

12. For Banks at which the Debtors hold Bank Accounts that are not a party to a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, the Debtors shall use their good faith efforts to cause the Banks to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee within 45 days of the date of this Order. The U.S. Trustee’s rights to seek further relief from this Court on notice in the event that the aforementioned banks are unwilling to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee are fully reserved.

13. Notwithstanding the Debtors’ use of a consolidated cash management system, the Debtors shall calculate quarterly fees under 28 U.S.C. § 1930(a)(6) based on the disbursements of each Debtor, regardless of which entity pays those disbursements.

14. Bankruptcy Rule 6003(b) has been satisfied.

15. The requirements of Bankruptcy Rule 6004(a) are hereby waived.

16. Pursuant to Rule 6004(h) of the Federal Rules of Bankruptcy Procedure, this Order shall be immediately effective and enforceable upon its entry.

17. The Debtors are authorized and empowered to take all actions necessary to implement the relief granted in this Order.

Case 13-11565-CSS    Doc 51    Filed 06/18/13    Page 6 of 6

18. The Court shall retain jurisdiction over any and all matters arising from the interpretation or implementation of this Order.

Dated:	June 18, 2013
Wilmington, Delaware
The Honorable Christopher S. Sontchi
United States Bankruptcy Judge

RETAINERS PAID

Orchard Supply Hardware

Retainers for IMOR

(in $’s)

Payee	Date	Check No.	Amount	Amount Applied to Date	Balance
FTI Consulting	2/6/2013	76251	$50,000.00	$0.00	$50,000.00
FTI Consulting	6/6/2013	WT	$200,000.00	$0.00	$200,000.00
Dechert LLP	2/15/2013	WT	$100,000.00	$0.00	$100,000.00
DLA Piper LLP	2/19/13-6/12/13	WT	$1,744,469.90	$1,744,469.90	$0.00
Zolfo Cooper	3/15/2013	WT	$100,000.00	$0.00	$100,000.00
BMC Group, Inc.	5/20/2013	WT	$25,000.00	$23,998.69	$1,001.31

Total			$2,219,469.90	$1,768,468.59	$451,001.31